                                                                    EXHIBIT 99B




                  THE PROGRESSIVE RETIREMENT SECURITY PROGRAM
                  -------------------------------------------

                        (1994 Amendment and Restatement)

                                                        TABLE OF CONTENTS
                                                        -----------------
                                                                                                             PAGE NO.
                                                                                                             --------
                                                            ARTICLE 1
                                                            ---------
                                                           INTRODUCTION
                                                           ------------


    1.1         NAME OF PLAN                                                                                            1
                ------------
    1.2         EFFECTIVE DATE                                                                                          1
                --------------
    1.3         TYPE AND PURPOSE OF PLAN                                                                                1
                ------------------------

                                                            ARTICLE 2
                                                            ---------
                                                           DEFINITIONS
                                                           -----------

    2.1         ACCOUNT                                                                                                 1
                -------
    2.2         ACTIVE LTSP PARTICIPANT                                                                                 1
                -----------------------
    2.3         ACTIVE SDRP PARTICIPANT                                                                                 1
                -----------------------
    2.4         ADMINISTRATOR                                                                                           1
                -------------
    2.5         AFFILIATED COMPANY                                                                                      1
                ------------------
    2.6         ANNIVERSARY SHARES                                                                                      1
                ------------------
    2.7         ARTICLE                                                                                                 1
                -------
    2.8         BENEFICIARY                                                                                             1
                -----------
    2.9         BOARD                                                                                                   2
                -----
    2.10        CODE OR IRC                                                                                             2
                -----------
    2.11        COMPANY                                                                                                 2
                -------
    2.12        COMPANY STOCK FUND                                                                                      2
                ------------------
    2.13        COMPENSATION                                                                                            2
                ------------
    2.14        COMPENSATION DEFERRAL AGREEMENT                                                                         2
                -------------------------------
    2.15        CONTRIBUTIONS                                                                                           2
                -------------
    2.16        COVERED EMPLOYEE                                                                                        2
                ----------------
    2.17        COVERED EMPLOYMENT                                                                                      2
                ------------------
    2.18        DISABILITY OR DISABLED                                                                                  2
                ----------------------
    2.20        ELIGIBLE COMPENSATION                                                                                   3
                ---------------------
    2.21        EMPLOYEE                                                                                                3
                --------
    2.22        EMPLOYER                                                                                                3
                --------
    2.23        EMPLOYER FORFEITURE ACCOUNT                                                                             3
                ---------------------------
    2.24        EMPLOYER MATCHED CONTRIBUTIONS                                                                          3
                ------------------------------
    2.25        EMPLOYER SDRP CONTRIBUTIONS                                                                             3
                ---------------------------
    2.26        EMPLOYMENT                                                                                              3
                ----------
    2.27        ENTRY DATE                                                                                              3
                ----------
    2.28        ERISA                                                                                                   3
                -----
    2.29        EXCESS ADP CONTRIBUTIONS                                                                                3
                ------------------------
    2.30        EXCESS AGGREGATE CONTRIBUTIONS                                                                          3
                ------------------------------
    2.31        EXCESS DEFERRAL                                                                                         3
                ---------------
    2.32        FORMER EMPLOYER SUPPLEMENTAL
                ----------------------------
                CONTRIBUTION ACCOUNT                                                                                    3
                --------------------
    2.33        FORMER PARTICIPANT                                                                                      3
                ------------------
    2.34        FORMER PAYSOP ACCOUNT                                                                                   3
                ---------------------
    2.35        FUND                                                                                                    3
                ----
    2.36        HARDSHIP                                                                                                5
                --------
    2.37        "HIGHLY COMPENSATED EMPLOYEE"                                                                           5
                -----------------------------
    2.38        INACTIVE LTSP PARTICIPANT                                                                               6
                -------------------------
    2.39        INACTIVE SDRP PARTICIPANT                                                                               6
                -------------------------
    2.40        INVESTMENT FUNDS                                                                                        6
                ----------------
    2.41        MATERNITY OR PATERNITY ABSENCE                                                                          6
                ------------------------------

    2.42                MERGER                                                                                          6
                        ------
    2.43                NON-HIGHLY COMPENSATED EMPLOYEE                                                                 6
                        -------------------------------
    2.44                NORMAL RETIREMENT AGE                                                                           6
                        ---------------------
    2.45                NORMAL RETIREMENT DATE                                                                          6
                        ----------------------
    2.46                PARTICIPANT                                                                                     6
                        -----------
    2.47                PARTNERSHIP SHARE                                                                               6
                        -----------------
    2.48                PAYROLL DEDUCTION AGREEMENT                                                                     7
                        ---------------------------
    2.49                PLAN                                                                                            7
                        ----
    2.50                PLAN YEAR                                                                                       7
                        ---------
    2.51                POST-TAX CONTRIBUTIONS                                                                          7
                        ----------------------
    2.52                PRE-TAX CONTRIBUTIONS                                                                           7
                        ---------------------
    2.53                QUALIFIED DOMESTIC RELATIONS
                        ----------------------------
                        ORDER (QDRO)                                                                                    7
                        ------------
    2.54                RETIREMENT                                                                                      7
                        ----------
    2.55                SECTION                                                                                         7
                        -------
    2.56                SERVICE, HOUR OF SERVICE AND
                        ----------------------------
                        YEAR OF SERVICE                                                                                 7
                        ---------------
    2.57                SPOUSE                                                                                          7
                        ------
    2.58                STOCK                                                                                           7
                        -----
    2.59                TERMINATION OF EMPLOYMENT                                                                       7
                        -------------------------
    2.60                TRUST                                                                                           7
                        -----
    2.61                TRUST AGREEMENT                                                                                 7
                        ---------------
    2.62                TRUSTEE                                                                                         7
                        -------
    2.63                VALUATION DATE                                                                                  7
                        --------------

                                                            ARTICLE 3
                                                            ---------
                                                          PARTICIPATION
                                                          -------------

    3.1                 ELIGIBILITY FOR PARTICIPATION                                                                   8
                        -----------------------------
    3.2                 COMMENCEMENT OF PARTICIPATION                                                                   8
                        -----------------------------
    3.3                 TRANSFERS OF EMPLOYMENT                                                                         8
                        -----------------------
    3.4                 SUSPENSION OF CONTRIBUTIONS                                                                     8
                        ---------------------------
    3.5                 FORMER PARTICIPANTS AND RE-
                        ---------------------------
                        PARTICIPATION                                                                                   9
                        -------------

                                                            ARTICLE 4
                                                            ---------
                                                    DEPOSITS AND CONTRIBUTIONS
                                                    --------------------------

    4.1                 PRE-TAX CONTRIBUTIONS                                                                           9
                        ---------------------
    4.2                 POST-TAX CONTRIBUTIONS                                                                          9
                        ----------------------
    4.3                 EMPLOYER MATCHED CONTRIBUTIONS                                                                  9
                        ------------------------------
    4.3A                SDRP CONTRIBUTIONS                                                                             10
                        ------------------
    4.4                 CHANGE IN AMOUNT OF
                        -------------------
                        CONTRIBUTIONS                                                                                  10
                        -------------
    4.5                 SUSPENSION OF CONTRIBUTIONS                                                                    10
                        ---------------------------
    4.6                 REMITTANCE OF CONTRIBUTIONS                                                                    11
                        ---------------------------
    4.7                 RETURN OF CONTRIBUTIONS                                                                        11
                        -----------------------

                                                                    ARTICLE 5
                                                                    ---------
                                                              MAXIMUM CONTRIBUTIONS
                                                              ---------------------

    5.1                 LIMITATIONS ON PRE-TAX
                        ----------------------
                        CONTRIBUTIONS                                                                                  11
                        -------------
    5.2                 LIMITATIONS ON POST-TAX
                        -----------------------
                        CONTRIBUTIONS AND EMPLOYER
                        --------------------------
                        MATCHED CONTRIBUTIONS                                                                          14
                        ---------------------

                                                            ARTICLE 6
                                                            ---------
                                                             ACCOUNTS
                                                             --------

    6.1         ACCOUNTS                                                                                               16
                --------
    6.2         ACCOUNTS REPRESENT UNDIVIDED
                ----------------------------
                INTERESTS                                                                                              17
                ---------
    6.3         ACCOUNT VALUES                                                                                         17
                --------------

    6.4         VALUATION OF INVESTMENT FUNDS                                                                                  17
                -----------------------------
    6.5         ALLOCATION OF NET GAIN OR LOSS
                ------------------------------
                OF INVESTMENT FUNDS TO ACCOUNTS                                                                                17
                -------------------------------
    6.6         BASIS OF VALUATION                                                                                             17
                ------------------
    6.7         ADMINISTRATION OF PRE-TAX
                -------------------------
                CONTRIBUTION ACCOUNT                                                                                           18
                --------------------
    6.8         ADMINISTRATION OF POST-TAX
                --------------------------
                CONTRIBUTION ACCOUNT                                                                                           18
                --------------------
    6.9         ADMINISTRATION OF EMPLOYER
                --------------------------
                MATCHED CONTRIBUTION ACCOUNT                                                                                   18
                ----------------------------
    6.10        ADMINISTRATION OF FORMER PAYSOP
                -------------------------------
                ACCOUNT                                                                                                        18
                -------
    6.11        ADMINISTRATION OF THE FORMER
                ----------------------------
                EMPLOYER SUPPLEMENTAL
                ---------------------
                CONTRIBUTION ACCOUNT                                                                                           18
                --------------------
    6.12        ADMINISTRATION OF THE SUSPENSE
                ------------------------------
                ACCOUNT                                                                                                        18
                -------
    6.13        ADMINISTRATION OF THE EMPLOYER
                ------------------------------
                FORFEITURE ACCOUNT                                                                                             19
                ------------------
    6.14        CREDITING OF CONTRIBUTIONS                                                                                     19
                --------------------------
    6.15        EMPLOYEE CONTRIBUTION RECORDS                                                                                  19
                -----------------------------

                                                            ARTICLE 7
                                                            ---------
                                                 RETIREMENT, DISABILITY OR DEATH
                                                 -------------------------------

    7.1         BENEFIT AT RETIREMENT                                                                                          19
                ---------------------
    7.2         DISABILITY BENEFIT                                                                                             19
                ------------------
    7.3         DEATH BENEFIT                                                                                                  20
                -------------

                                                            ARTICLE 8
                                                            ---------
                                                     VESTING AND TERMINATIONS
                                                     ------------------------

    8.1         VESTING                                                                                                        20
                -------
    8.2         TERMINATION OF EMPLOYMENT                                                                                      21
                -------------------------
    8.3         FORFEITURES                                                                                                    21
                -----------
    8.4         REEMPLOYMENT                                                                                                   21
                ------------

                                                            ARTICLE 9
                                                            ---------
                                                       PAYMENT OF BENEFITS
                                                       -------------------

    9.1         APPLICATION FOR PAYMENT                                                                                        21
                -----------------------
    9.2         TIME OF PAYMENT                                                                                                21
                ---------------
    9.3         FORM OF PAYMENT                                                                                                23
                ---------------
    9.4         DETERMINATION OF VALUE OF
                -------------------------
                PAYMENT                                                                                                        23
                -------
    9.5         CLAIMS PROCEDURE                                                                                               23
                ----------------
    9.6         FACILITY OF PAYMENT                                                                                            24
                -------------------

                                                            ARTICLE 10
                                                            ----------
                                             WITHDRAWALS AND LOANS DURING EMPLOYMENT
                                             ---------------------------------------

    10.1        IN-SERVICE WITHDRAWALS FROM
                ---------------------------
                PRE-TAX CONTRIBUTION ACCOUNT                                                                                   24
                ----------------------------
    10.2        IN-SERVICE WITHDRAWALS FROM
                ---------------------------
                POST-TAX CONTRIBUTION ACCOUNT                                                                                  25
                -----------------------------
    10.3        IN-SERVICE WITHDRAWALS FROM
                ---------------------------
                EMPLOYER MATCHED CONTRIBUTION
                -----------------------------
                ACCOUNT                                                                                                        25
                -------
    10.4        NO WITHDRAWALS AVAILABLE FROM
                -----------------------------
                OTHER ACCOUNTS                                                                                                 25
                --------------
    10.5        PAYMENT OF WITHDRAWALS                                                                                         26
                ----------------------
    10.6        LOANS TO PARTICIPANTS                                                                                          26
                ---------------------

                                                            ARTICLE 11
                                                            ----------
                                                             SERVICE
                                                             -------

    11.1        SERVICE                                                                                                        28
                -------
    11.2        PRIOR SERVICE REINSTATED                                                                                       29
                ------------------------
    11.3        YEAR OF SERVICE                                                                                                29
                ---------------

                                                            ARTICLE 12
                                                            ----------
                                                PLAN OPERATION AND ADMINISTRATION
                                                ---------------------------------
    12.1        POWERS OF ADMINISTRATOR                                                                                 29
                -----------------------
    12.2        NONDISCRIMINATORY EXERCISE OF
                -----------------------------
                AUTHORITY                                                                                               30
                ---------
    12.3        RELIANCE ON TABLES, ETC.                                                                                30
                ------------------------
    12.4        NAMED FIDUCIARY                                                                                         30
                ---------------
    12.5        INDEMNIFICATION                                                                                         30
                ---------------
    12.6        NOTICES TO ADMINISTRATOR                                                                                30
                ------------------------

                                                            ARTICLE 13
                                                            ----------
                                              AMENDMENT AND TERMINATION OF THE PLAN
                                              -------------------------------------

    13.1        AMENDMENT                                                                                               30
                ---------
    13.2        TERMINATION                                                                                             31
                -----------
    13.3        LIQUIDATION OF THE FUND                                                                                 32
                -----------------------

                                                            ARTICLE 14
                                                            ----------
                                             ADOPTION OF THE PLAN BY OTHER EMPLOYERS
                                             ---------------------------------------

    14.1        ADOPTION WITH APPROVAL                                                                                  32
                ----------------------
    14.2        PROCEDURE FOR ADOPTION                                                                                  32
                ----------------------
    14.3        EFFECT OF ADOPTION                                                                                      32
                ------------------
    14.4        TERMINATION OF ADOPTION                                                                                 32
                -----------------------

                                                            ARTICLE 15
                                                            ----------
                                                 LIMITATIONS OF ANNUAL ADDITIONS
                                                 -------------------------------

    15.1        GENERAL LIMITATIONS                                                                                     33
                -------------------
    15.2        EXCESS AMOUNT                                                                                           33
                -------------
    15.3        AGGREGATION OF PLANS OF THE
                ---------------------------
                EMPLOYER                                                                                                34
                --------
    15.4        DEFINITIONS                                                                                             35
                -----------
    15.5        TOP-HEAVY PLAN REQUIREMENTS                                                                             36
                ---------------------------

                                                            ARTICLE 16
                                                            ----------
                                                   INVESTMENT OF CONTRIBUTIONS
                                                   ---------------------------

    16.1        INVESTMENT FUNDS                                                                                        40
                ----------------
    16.2        ADMINISTRATION OF COMPANY STOCK
                -------------------------------
                FUND                                                                                                    41
                ----
    16.3        DEPOSIT OF CONTRIBUTIONS                                                                                41
                ------------------------
    16.4        INVESTMENT ELECTIONS OF
                -----------------------
                PARTICIPANTS                                                                                            41
                ------------
    16.5        ELECTION TO TRANSFER INTEREST
                -----------------------------
                BETWEEN INVESTMENT FUNDS                                                                                41
                ------------------------
    16.6        OTHER PROVISIONS CONCERNING
                ---------------------------
                INVESTMENT ELECTIONS AND
                ------------------------
                TRANSFERS                                                                                               42
                ---------
    16.7        FORMER PAYSOP ACCOUNTS                                                                                  42
                ----------------------

                                                            ARTICLE 17
                                                            ----------
                                                     MISCELLANEOUS PROVISIONS
                                                     ------------------------

    17.1        HEADINGS                                                                                                42
                --------
    17.2        PLAN NOT CONTRACT OF EMPLOYMENT                                                                         42
                -------------------------------
    17.3        VESTED RIGHTS                                                                                           42
                -------------
    17.4        SEVERABILITY                                                                                            42
                ------------
    17.5        GENERAL UNDERTAKING                                                                                     43
                -------------------
    17.6        ACTION BY COMPANY                                                                                       43
                -----------------
    17.7        NO RESPONSIBILITY FOR ACTS OF
                -----------------------------
                AN INSURER                                                                                              43
                ----------
    17.8        SPENDTHRIFT                                                                                             43
                -----------

    17.9        NUMBER AND GENDER                                                                                       43
                -----------------
    17.10       GOVERNING LAW                                                                                           43
                -------------
    17.11       MERGER, CONSOLIDATION. AND
                --------------------------
                TRANSFER OF ASSETS                                                                                      43
                ------------------
    17.12       RECEIPT OF ASSETS FROM
                ----------------------
                QUALIFIED PLANS                                                                                         43
                ---------------
    17.13       INTERPRETATION OF PLAN                                                                                  44
                ----------------------
    17.14       SATISFACTION OF CLAIMS                                                                                  44
                ----------------------
    17.15       SERVICE OF PROCESS                                                                                      44
                ------------------
    17.16       WARRANTIES                                                                                              44
                ----------
    17.17       LEASED EMPLOYEES                                                                                        44
                ----------------
    17.18       DIRECT ROLLOVER DISTRIBUTIONS                                                                           45
                -----------------------------
    17.19       PLAN ADDENDA                                                                                            45
                ------------

                                  ARTICLE 1
                                  ---------
                                 INTRODUCTION
                                 ------------

1.1  NAME OF PLAN

     This Plan shall be known as The Progressive Retirement Security Program. Prior to July 1, 1994, this Plan was known as The Progressive Corporation Long-Term Savings Plan.

1.2  EFFECTIVE DATE

     Except as otherwise expressly provided herein, this Plan, as amended and restated, shall be effective as of July 1, 1994.

1.3  TYPE AND PURPOSE OF PLAN

     Pursuant to Section 401(a)(27) of the Code, the Plan is hereby designated as a profit-sharing plan. The primary purpose of the Plan is to encourage Employee savings, to facilitate Employee Stock ownership and to provide benefits upon a Participant's or Former Participant's Retirement, death, Disability or Termination of Employment.


                                  ARTICLE 2
                                  ---------
                                 DEFINITIONS
                                 -----------

The following terms, when used herein with initial capital letters, shall have the meaning given to them in this Article 2.

2.1 ACCOUNT shall mean one of several records maintained pursuant to Section 6 to record a Participant's, Former Participant's, or Beneficiary's interest in the Investment Funds.

2.2  ACTIVE LTSP PARTICIPANT shall have the meaning set forth in Article 3.

2.3  ACTIVE SDRP PARTICIPANT shall have the meaning set forth in Article 3.

2.4 ADMINISTRATOR, which is the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall mean Progressive Casualty Insurance Company, an Ohio corporation, or its successors.

2.5 AFFILIATED COMPANY shall mean any corporation, trade or business if it and the Company are members of a controlled group of corporations, or are under common control, or are members of an affiliated service group, within the meaning of Code Sections 414(b), 414(c), and 414(m), respectively; provided, however, that for purposes of Code Section 415, the definitions prescribed by Code Sections 414(b) and 414(c) shall be modified as provided by Code Section 415(h) by substituting "more than 50%" common control for "at least 80%" common control. This term shall also include any entity required to be treated as an Affiliated Company under Code Section 414(o).

2.6 ANNIVERSARY SHARES shall mean such shares of Stock, if any, as may be awarded on or before February 28, 1992 to Employees by the Company upon completion of five (5) year increments of Years of Service.

2.7  ARTICLE shall mean an Article of this Plan.

2.8 BENEFICIARY as to a Participant or Former Participant who is married at the time of his death, shall mean his Spouse or such other person(s) as he has designated with the consent of his Spouse, and, as to a Participant or Former Participant who is not married at the time of his death, shall be such person(s) as he has designated. A Participant or Former Participant may change his Beneficiary designation at any time, provided that no such change shall be effective as to any married Participant or Former Participant who predeceases his Spouse, unless the Spouse has consented to the change. Each consent of a Spouse shall be irrevocable, but shall be effective only with respect to the particular Beneficiary designation to which it pertains. All Beneficiary designations (including changes) and consents of a Spouse shall be made in writing on such forms as the Administrator shall prescribe, and shall become effective only when received by the Administrator; provided, however, that a Beneficiary designation (including a change) or a consent of a Spouse received by the Administrator after the designating Participant's death shall be disregarded. In the absence of a Beneficiary designation, or if the designated Beneficiary is no longer living or in existence at the time of the Participant's or Former Participant's death, all benefits due from the Plan upon the Participant's or Former Participant's death shall be paid to the Participant's or Former Participant's (i) Spouse, if the Participant or Former Participant was married at the time of his/her death or (ii) estate, if the Participant or Former Participant was not married at the time of his/her death. Notwithstanding the foregoing, consent of a Spouse shall not be required if the Participant or Former Participant and his/her Spouse are legally separated or the Spouse cannot be located.

2.9  BOARD shall mean the Board of Directors of the Company.

2.10 CODE OR IRC shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

2.11 COMPANY shall mean The Progressive Corporation or its successor(s).

2.12 COMPANY STOCK FUND shall mean an Investment Fund consisting exclusively of Stock.

2.13 COMPENSATION of a Participant or Former Participant for a Plan Year shall mean all amounts that are received by him/her during such Plan Year from the Employer that are reported as wages on IRS Form W-2 for such Plan Year, plus (i) the amount contributed by the Employer to the Trustee pursuant to a Compensation Deferral Agreement reduced by amounts required by Section 5.1(c), and (ii) amounts of pay reduced in accordance with an arrangement established by the Employer which qualifies under Section 125 of the Code. However, the maximum annual dollar amount that will be recognized as Compensation is $150,000 in all cases. Such $150,000 limit shall be automatically adjusted in accordance with regulations under
     Section 401(a)(17) of the Code. If, as a result of the application of the rules of Section 414(q)(6) of the Code, the adjusted $150,000 limit is exceeded, then the limit shall be prorated among the affected individuals in proportion to each such individual's Compensation, as determined under this Section 2.13 prior to the application of the limit.

2.14 COMPENSATION DEFERRAL AGREEMENT shall mean an arrangement pursuant to which the Employee agrees to reduce his Eligible Compensation, pursuant to Section 4.1 hereof, and the Employer agrees to contribute to the Plan the amount equal to the amount reduced as a Pre-Tax Contribution. The Compensation Deferral Agreement shall also serve to provide such other information about the Participant as the Administrator shall require.

2.15 CONTRIBUTIONS shall mean a Participant's Pre-Tax Contributions and Post-Tax Contributions.

2.16 COVERED EMPLOYEE shall mean an Employee of the Employer, earning Eligible Compensation, excluding (i) any such Employee whose terms and conditions of Employment are negotiated with the Employer by or through a certified or recognized collective bargaining organization unless such negotiation provides for his/her inclusion, (ii) those Employees classified by the Employer as temporary under its personnel policies and procedures and for whom the employment relationship is maintained on a task or project specific basis for a period of less than six months, and (iii) Employees who are residents of Canada.

2.17 COVERED EMPLOYMENT shall mean the period or periods during which an Employee is a Covered Employee.

2.18 DISABILITY OR DISABLED shall mean that a Participant shall be totally disabled (as defined in the Long-Term Disability Plan coverage provided by the Company, whether or not such Participant is eligible for such coverage) for a period of twelve (12) consecutive calendar months beginning on the first day of disability absence.

2.19 EFFECTIVE DATE shall mean July 1, 1994.

2.20 ELIGIBLE COMPENSATION of a Participant shall mean his base salary, straight time hourly wages, overtime pay, vacation pay, holiday pay, jury duty pay, taxable sick pay, military pay, funeral pay, lump sum salary adjustments and retroactive payments of any of the foregoing items pursuant to any back pay award (but only to the extent such retroactive payments are actually paid in periods during which a Compensation Deferral Agreement is in effect). However, the maximum annual dollar amount that will be recognized as Eligible Compensation is $150,000 per year in all cases. Such $150,000 limit shall be automatically adjusted in accordance with regulations under Section 401(a)(17) of the Code.

2.21 EMPLOYEE shall mean any person who renders services to an Employer or Affiliated Company as a common law employee (including any common law employee who is employed as an officer).

2.22 EMPLOYER shall mean the Company. The term Employer shall also include any Affiliated Company which adopts the Plan pursuant to Article 14, but only for such period as such company continues in its adoption of the Plan.

2.23 EMPLOYER FORFEITURE ACCOUNT shall mean the Account maintained and administered in accordance with Section 6.13 hereof.

2.24 EMPLOYER MATCHED CONTRIBUTIONS shall mean those amounts contributed by the Employer pursuant to Section 4.3 hereof.

2.25 EMPLOYER SDRP CONTRIBUTIONS shall mean those amounts contributed by the Employer pursuant to Section 4.3A.

2.26 EMPLOYMENT shall mean the period or periods during which an individual is an Employee.

2.27 ENTRY DATE shall mean the first day of the pay period coincident with or immediately following the date on which a Participant satisfies the requirements for participation contained in Section 3.1(b).

2.28 ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time hereafter.

2.29 EXCESS ADP CONTRIBUTIONS shall mean the amount of the Pre-Tax Contributions of the Highly Compensated Employees for the Plan Year above the maximum amount permitted under Section 5.1.

2.30 EXCESS AGGREGATE CONTRIBUTIONS shall mean the amount of the Post-Tax Contributions and Employer Matching Contributions of the Highly Compensated Employees for the Plan Year above the maximum amount of such Post-Tax Contributions and Employer Matching Contributions permitted under Section 5.2(d).

2.31 EXCESS DEFERRAL shall mean a Pre-Tax Contribution in excess of the permitted maximum deferral amount set forth in Section 5.1(d), or an amount designated as such by the Employee where the excess is generated by aggregation of pre-tax contributions to plans other than this Plan.

2.32 FORMER EMPLOYER SUPPLEMENTAL CONTRIBUTION ACCOUNT, as to each Participant shall mean the Account derived from the Employer Supplemental Contributions (within the meaning of the Plan as previously in effect), if any, made in respect of the Participant during periods that the Plan provided for such contributions.

2.33 FORMER PARTICIPANT shall mean a Participant who has terminated Employment but who has one or more Accounts remaining in the Plan.

2.34  FORMER PAYSOP ACCOUNT shall mean the Account described in Section 6.10.

2.35 FUND shall mean the assets held by the Trustee in accordance with the provisions of the Plan and the Trust Agreement.

2.36 HARDSHIP shall mean an immediate and heavy financial need of a Participant arising from any of the following items:

     (a) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant or his/her Spouse or dependents (as defined in Code Section 152).

     (b) Purchase (excluding mortgage payments) of a principal residence for the Participant.

     (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant or his/her Spouse or dependents.

     (d) Prevention of the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence.

2.37 "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee or former Employee who, during the Plan Year or the preceding Plan Year:

             [a]    was at any time a five percent owner;

             [b] received annual Compensation from the Employer in excess of $75,000, as adjusted for increases in the cost of living;

             [c] received annual Compensation from the Employer in excess of $50,000, as adjusted for increases in the cost of living and was in the top-paid group of Employees for the Plan Year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during the Plan Year; or

             [d] was at any time an officer of the Employer and received Compensation greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A), as adjusted for increases in the cost of living.

     The term Highly Compensated Employee also includes Employees who meet at least one of the criteria in Section 2.37[a], [b], or [d], in the current Plan Year, and who are one of the 100 Employees who received the most Compensation from the Employer during such year.

     In determining which Employees are Highly Compensated Employees, an Employee not described in paragraphs [b], [c], or [d] above for the preceding year will not be treated as falling under the categories described in paragraphs [b], [c], or [d] for the current year. The Employer may adopt any reasonable, nondiscriminatory tie-breaking or rounding rules necessary to determine which Employees are Highly Compensated Employees, provided that such rules are uniformly and consistently applied. If no officer has satisfied the Compensation requirement of paragraph [d] above during the Plan Year, the highest paid officer for such year will be treated as a Highly Compensated Employee, unless provided otherwise by regulations. In determining an individual's Compensation under this section, Compensation from each Employer required to be aggregated under Code Sections 414(b), (c), (m), and (o) will be taken into account. For purposes of this section, the determination of Compensation will be made without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

     A former Employee will be treated as a Highly Compensated Employee if such Employee separated from service (or was deemed to have separated) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the separation year or any Plan Year ending on or after the Employee's 55th birthday.

     If during the Plan Year or the preceding Plan Year, an Employee is a family member of either [1] a five percent owner who is an Employee or former Employee; or [2] a High Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the five percent owner or top-ten Highly Compensated Employee will be treated as one Employee receiving Compensation and Plan contributions equal to the sum of such Compensation and contributions of both individuals. For purposes of this section, a family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee, and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers, and the Compensation that is considered, will be made in accordance with Code Section 414(q).

2.38 INACTIVE LTSP PARTICIPANT shall have the meaning set forth in
     Article 3.

2.39 INACTIVE SDRP PARTICIPANT shall have the meaning set forth in
     Article 3.

2.40 INVESTMENT FUNDS shall mean the funds established from time to time by the Trustee pursuant to Section 16.1.

2.41 MATERNITY OR PATERNITY ABSENCE shall mean an absence from work by an Employee for any period

     (a)     By reason of pregnancy of the Employee,

     (b)     By reason of the birth of a child of the Employee,

     (c) By reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

     (d) For purposes of caring for such child for a period immediately following such birth or placement.

     An absence will not be considered a "Maternity or Paternity Absence" unless the Employee provides the Administrator with information within 5 working days demonstrating that the absence is for one of the four permitted reasons outlined above.

     Nothing in this Plan shall require the Employer to grant a paid or unpaid leave of absence to any Employee.

2.42  MERGER shall mean the merger of The Progressive Corporation
      Supplemental Retirement Plan into this Plan, effective July 1,
      1994.

2.43 NON-HIGHLY COMPENSATED EMPLOYEE means an Employee not considered a Highly Compensated Employee under Section 2.37.

2.44 NORMAL RETIREMENT AGE shall mean attainment by the Participant of age 65.

2.45 NORMAL RETIREMENT DATE shall mean the first of the month following the date on which a Participant attains Normal Retirement Age.

2.46 PARTICIPANT shall mean a Covered Employee who has satisfied and continues to satisfy the requirements set forth in Section 3.1(a) and/or 3.1(b) for participation and shall include an Active LTSP Participant, Active SDRP Participant, Inactive LTSP Participant and Inactive SDRP Participant.

2.47 PARTNERSHIP SHARE shall mean the share of Stock awarded on or before October 30, 1991 to all Employees upon completion of 30 calendar days from his or her date of employment.

2.48 PAYROLL DEDUCTION AGREEMENT shall mean an arrangement pursuant to which an Employee agrees, pursuant to Section 4.2 hereof, to have a stipulated percentage of his Eligible Compensation deducted from such Eligible Compensation and deposited in the Fund as a Post-Tax Contribution. The Payroll Deduction Agreement shall also serve to provide such other information about the Participant as the Administrator shall require.

2.49 PLAN shall mean The Progressive Retirement Security Program, as set forth in this document, as the same may be amended or restated from time to time hereafter.

2.50 PLAN YEAR shall mean a calendar year.

2.51 POST-TAX CONTRIBUTIONS shall mean those amounts contributed by the Participant pursuant to a Payroll Deduction Agreement and to
     Section 4.2 hereof. These may have been formerly known as Optional Employee Contributions, but hereafter shall be Post-Tax
     Contributions.

2.52 PRE-TAX CONTRIBUTIONS shall mean those amounts which the Employer is obligated to contribute to the Plan pursuant to a Compensation Deferral Agreement and to Section 4.1 hereof. These may have been formerly known as Deferred Income Contributions, but hereafter shall be Pre-Tax Contributions.

2.53 QUALIFIED DOMESTIC RELATIONS ORDER (QDRO) shall mean any judgment, decree or order as defined in Section 414(p) of the Code.

2.54 RETIREMENT shall mean a Participant's or Former Participant's Termination of Employment on or after his/her Normal Retirement Date.

2.55 SECTION shall mean a Section of this Plan.

2.56 SERVICE, HOUR OF SERVICE AND YEAR OF SERVICE for purposes of this Plan, are defined in Article 11 hereof, except that, for purposes of Article 3, Year of Service shall mean any twelve (12) consecutive month period during which an Employee completes at least one thousand (1,000) Hours of Service, and, "Hours of Service", for purposes of computing a Year of Service under
     Article 3, shall mean all hours required to be taken into account under 29 C.F.R. 2530.200b-2(a).

2.57 SPOUSE shall mean the legal spouse of a Participant or Former Participant on the date of his/her death.

2.58 STOCK means the Common Stock, $1.00 par value, of the Company.

2.59 TERMINATION OF EMPLOYMENT shall mean the earlier of (i) the last day worked after which an Employee quits, retires, is discharged, or dies, or (ii) the first anniversary of the first date of continuous absence from employment for any other reason.

2.60 TRUST shall mean the Trust created and maintained by the Trust Agreement and known as The Progressive Retirement Security Program Trust.

2.61 TRUST AGREEMENT shall mean the agreement of trust between the Company and Trustee executed in furtherance of the Plan, as the same may be amended from time to time hereafter.

2.62 TRUSTEE shall mean the person (or persons), bank or trust company selected from time to time by the Company to serve as Trustee (or co-Trustees) under the Plan.

2.63 VALUATION DATE shall mean such date or dates as shall be established from time to time by the Administrator for the purpose of valuing the Investment Funds and adjusting Accounts hereunder, which dates need not be uniform with respect to each Investment Fund or Account; provided, however, that each Investment Fund shall be valued, and each Account shall be adjusted no less often than quarterly.

                                  ARTICLE 3
                                  ---------
                                PARTICIPATION
                                -------------

3.1  ELIGIBILITY FOR PARTICIPATION

     (a) Each Covered Employee shall be eligible to become an LTSP Participant in the Plan (pursuant to Section 3.2), after thirty
             (30) calendar days from his date of employment.

     (b) Each Covered Employee shall be eligible to become an SDRP Participant in the Plan as of the Entry Date coincident with or immediately following the date such Covered Employee both attains age twenty-one (21) and has completed a Year of Service, provided that such Covered Employee is a Covered Employee on such Entry Date.

3.2  COMMENCEMENT OF PARTICIPATION

     (a) A Covered Employee who meets the eligibility provisions of Section 3.1(a) hereof may become an Active LTSP Participant by filing a Compensation Deferral Agreement or a Payroll Deduction Agreement with the Administrator and providing such other information as the Administrator shall require. The Compensation Deferral Agreement will stipulate the amount of the Participant's Pre-Tax Contributions. The Payroll Deduction Agreement will stipulate the amount of the Participant's Post-Tax Contributions. Such Participant's Pre-Tax Contributions and Post-Tax Contributions shall be effective as of the first payroll period next following receipt and processing of the Participant's Compensation Deferral Agreement or Payroll Deduction Agreement (as applicable) by the Administrator.

     (b) A covered Employee who meets the eligibility provisions of Section 3.1(b) shall automatically become an Active SDRP Participant on the Entry Date referred to in Section 3.1(b).

3.3  TRANSFERS OF EMPLOYMENT

     (a) An Active LTSP Participant who transfers from Covered Employment to Employment other than Covered Employment shall become an Inactive LTSP Participant and his/her Contributions, if applicable, shall be suspended in accordance with Section 4.5 hereof.

     (b) An Active SDRP Participant who transfers from Covered Employment to Employment other than Covered Employment shall become an Inactive SDRP Participant and his/her SDRP Contributions shall cease automatically.

     (c) An Inactive LTSP Participant who transfers from Employment other than Covered Employment to Covered Employment will become an Active LTSP Participant on the date such Employee resumes Covered Employment. Should such Active LTSP Participant elect to make Pre-Tax Contributions or Post-Tax Contributions hereunder, such Contributions will be effective with the first payroll period next following receipt and processing of the Active Participant's Compensation Deferral Agreement or Payroll Deduction Agreement (as applicable) by the Administrator.

     (d) An Inactive SDRP Participant who transfers from Employment other than Covered Employment to Covered Employment will become an Active SDRP Participant on the date such Employee resumes Covered Employment.

3.4  SUSPENSION OF CONTRIBUTIONS

     An Active LTSP Participant whose Contributions are suspended pursuant to
     Section 4.5 at his/her option shall continue to be considered an Inactive LTSP Participant.

3.5  FORMER PARTICIPANTS AND RE-PARTICIPATION

     (a) Termination of Employment shall cause an Active Participant or Inactive Participant to become and remain a Former Participant until such time he/she has no remaining Accounts under the Plan.

     (b) A Former Participant who returns to Employment other than Covered Employment shall become an Inactive Participant.

     (c) Any individual who ceases to be an Active LTSP Participant or Inactive LTSP Participant (including Former Participants) because of a Termination of Employment and who subsequently returns to Covered Employment will become an Active LTSP Participant on the date such Employee resumes Covered Employment. Should such Active LTSP Participant elect to make Pre-Tax Contributions or Post-Tax Contributions hereunder, such Contributions will be effective with the first payroll period next following receipt and processing of the Active LTSP Participant's Compensation Deferral Agreement or Payroll Deduction Agreement (as applicable) by the Administrator.

     (d) Any individual who ceases to be an Active SDRP Participant or Inactive SDRP Participant (including Former Participants) because of a Termination of Employment and who subsequently returns to Covered Employment will become an Active SDRP Participant on the date such Employee resumes Covered Employment.


                                  ARTICLE 4
                                  ---------
                          DEPOSITS AND CONTRIBUTIONS
                          --------------------------

4.1  PRE-TAX CONTRIBUTIONS

     Each Active LTSP Participant may, pursuant to a Compensation Deferral Agreement, have the Employer contribute on his or her behalf an amount to the Plan known as Pre-Tax Contributions (as defined in Section 2.52) of not less than one percent (1%) or more than eighteen percent (18%) (in any percentage to one hundredth of a percent) of his/her Eligible Compensation subject to the limitations of Sections 5.1 and Article 15. The percentage contributed under this Section 4.1, when combined with the percentage contributed under Section 4.2, cannot exceed eighteen percent (18%) of the Active LTSP Participant's Eligible Compensation in the aggregate.

4.2  POST-TAX CONTRIBUTIONS

     Each Active LTSP Participant may elect, pursuant to a Payroll Deduction Agreement, to contribute an amount of not less than one percent (1%) or more than eighteen percent (18%) (in any percentage to one hundredth of a percent) of his/her Eligible Compensation, subject to limitations of
     Section 5.2 and Article 15. The percentage contributed under this Section 4.2, when combined with the percentage contributed under Section 4.1, cannot exceed eighteen percent (18%) of the Active LTSP Participant's Eligible Compensation in the aggregate.

4.3  EMPLOYER MATCHED CONTRIBUTIONS

     The Employer shall contribute in respect of each Active LTSP Participant Employer Matched Contributions equal to one hundred percent (100%) on the first one percent and fifty percent (50%) on up to the next four percent of such Active LTSP Participant's Pre-Tax Contributions and/or Post-Tax Contributions. For purposes of determining the amount of Employer Matched Contributions to be allocated to each Active LTSP Participant for a particular payroll period, only Pre-Tax Contributions and Post-Tax Contributions attributable to such payroll period, both of which in the aggregate do not exceed five percent (5%) of Eligible Compensation for such payroll period, will be taken into consideration. The Employer Matched Contribution will first be attributable to Pre-Tax Contributions, if any, and then to Post- Tax Contributions, if any. The Employer, with the approval of its Board of Directors, may increase or decrease the amount of Employer Matched Contributions at any time and from time to time for any reason.

4.3A SDRP CONTRIBUTIONS

     Each pay period the Employer shall contribute a percentage of the FICA Taxable Compensation paid to each Active SDRP Participant during such pay period determined in accordance with the following table, based on such Active SDRP Participant's Years of Service, as defined in Section 2.56, as of the first day of such pay period:

                                                      CONTRIBUTION
                    YEARS OF SERVICE                  PERCENTAGE
                    ----------------                  ----------
                    Less than 5 years                        1%

                    At least 5 years but
                    less than 10 years                       2%

                    At least 10 years but
                    less than 15 years                       3%

                    At least 15 years but
                    less than 20 years                       4%

                    20 years or more                         5%

             Each Employer SDRP Contribution shall be promptly allocated to such Active SDRP Participant's Account as soon as practicable after it is made. For purposes of this Section, an Active SDRP Participant's "FICA Taxable Compensation" for a given Plan Year shall consist of that portion of his or her Eligible Compensation which is not in excess of the dollar amount specified as the maximum contribution and benefit base applicable to old-age, survivors, and disability insurance under Title II of the Social Security Act, as in effect on the first day of such Plan Year (the "Taxable Wage Base").

4.4  CHANGE IN AMOUNT OF CONTRIBUTIONS

     (a) The percentage of Eligible Compensation designated by a Participant as his/her Pre-Tax Contributions and/or Post-Tax Contributions shall continue in effect, notwithstanding any change in his/her Eligible Compensation, until he/she elects to change such percentage.

     (b) An Active LTSP Participant may elect to change his/her percentage of Pre-Tax Contributions and/or Post-Tax Contributions by filing a written election with the Administrator on such forms as the Administrator shall specify. Any such change shall become effective with the first payroll period next following receipt and processing of the Participant's revised Compensation Deferral Agreement or Payroll Deduction Agreement (as applicable) by the Administrator.

4.5  SUSPENSION OF CONTRIBUTIONS

     (a) An Active LTSP Participant may elect to suspend all of his/her Pre-Tax Contributions and/or Post Tax Contributions by filing a written election with the Administrator on such forms as the Administrator shall specify. Such suspension shall become effective with the first payroll period next following receipt and processing of the suspension request by the Administrator.

     (b) The Pre-Tax and Post-Tax Contributions of a Participant who becomes an Inactive LTSP Participant pursuant to Section 3.3(a) (Transfers of Employment) shall be suspended automatically beginning with the first payroll period thereafter, and may not be resumed until he/she becomes an Active LTSP Participant pursuant to Article 3.

     (c) All suspensions of Pre-Tax and Post-Tax Contributions shall be indefinite in duration and a Participant shall not be permitted to make up such suspended Contributions.

     (d) An Active LTSP Participant who has elected to suspend all of his/her Pre-Tax Contributions and/or Post-Tax Contributions shall be eligible to resume making such Contributions as of the first payroll period next following receipt and processing of a new Compensation Deferral Agreement or Payroll Deduction Agreement (as applicable) by the Administrator.

4.6  REMITTANCE OF CONTRIBUTIONS

     It is the Company's intent to remit Contributions to the Trustee as soon as practical after the close of the payroll period for which they are attributable. In no event, however, will Contributions be remitted to the Trustee later than ninety (90) days following the date they are deducted from the Participant's Eligible Compensation. In no event will Employer Matched Contributions and Employer SDRP Contributions be remitted to the Trustee later than ninety (90) days following the close of the month in which they are granted.

4.7  RETURN OF CONTRIBUTIONS

     Except as provided in Section 15.2, in Section 6.13 regarding forfeitures, and in this Section 4.7, the assets of the Plan shall never revert to or be used by the Employer. Contributions made by the Employer to the Trust by reason of a mistake of fact may be returned to the Employer within one year after the payment of the contribution. Furthermore, contributions made by the Employer to the Trust are conditioned upon the deductibility of the contribution under Code Section 404 and, to the extent the deduction is disallowed, may be returned to the Employer within one year after disallowance of the deduction. Any amount returned to the Employer by reason of this Section 4.7 shall not include earnings attributable thereto and shall be reduced by any losses attributable thereto.


                                  ARTICLE 5
                                  ---------
                            MAXIMUM CONTRIBUTIONS
                            ---------------------

5.1  LIMITATIONS ON PRE-TAX CONTRIBUTIONS

     (a) For purposes of determining the maximum Pre-Tax Contribution, contributions by the Employer designated as Pre-Tax Contributions shall be expressed as a percentage of Compensation for each Participant and each Covered Employee who is eligible to be, but who is not, a Participant.

     (b) The Actual Deferral Percentage for each Participant and Covered Employee for the Plan Year shall be determined in accordance with Code Section 401(k) and the regulations thereunder.

     The Actual Deferral Percentage for eligible Highly Compensated Employees for the Plan Year shall be the average of the ratios of the eligible Highly Compensated Employees. This will be compared to the Actual Deferral Percentage for the Non-highly Compensated Employees for the Plan Year, which will be the average of the ratios of the eligible Non-highly Compensated Employees.

     The Actual Deferral Percentage for any Plan Year for eligible Highly Compensated Employees shall not exceed the greater of either (i) or (ii) below:

             (i) One hundred and twenty-five percent (125%) of the Actual Deferral Percentage of the eligible Non-highly Compensated Employees, or

             (ii) The lesser of the amounts determined under (A) or (B) following (or such other amount as may be prescribed in applicable regulations under the Code to prevent multiple use of the alternative limitation set forth in this clause
                    (ii)):

                    (A) Two hundred percent (200%) of the Actual Deferral Percentage of eligible Non-highly Compensated Employees, or

                      (B) The Actual Deferral Percentage of the eligible Non-highly Compensated Employees plus two percentage points (2%).

     Notwithstanding any other provision of this Plan, the Pre-Tax Contributions shall be limited to the extent necessary to meet this test.

     (c)     PROCEDURE TO LIMIT PRE-TAX CONTRIBUTIONS

             (i)      PRIOR TO THE END OF THE PLAN YEAR

                      The Administrator may determine prior to the end of the Plan Year whether there is a reasonable expectation that the Actual Deferral Percentage results satisfy the test contained in Section 5.1(b).

                      In the event that the test described in Section 5.1(b) will not be satisfied, the following procedure will be followed:

                      (A) The future Pre-Tax Contributions, previously authorized, for each Highly Compensated Employee whose Pre-Tax Contributions are at the highest available whole percentage shall be reduced by a uniform percentage, not to exceed one percent (1%), of each Active Participant's Compensation such that the Actual Deferral Percentage for the Highly Compensated Employees will satisfy a test in Section 5.1(b). If the test is still not satisfied after the adjustments in the immediately preceding sentence have been made, then similar adjustments shall be made to the Pre-Tax Contributions for each Highly Compensated Active Participant whose Pre-Tax Contributions are at the next highest available whole percentage until such time as the Actual Deferral Percentage for the Highly Compensated Employees will satisfy a test in Section 5.1(b). The process shall continue until such time as a test in Section 5.1(b) is satisfied, or the reduction has eliminated all future contributions.

                      (B) Any such reduction of future, previously authorized Pre-Tax Contributions shall remain in force until the January 1 immediately following.

                      (C) The amount resulting from a reduction in a Participant's future Pre-Tax Contribution in
                             Section 5.1(c)(i)(B) shall be treated as taxable income to the Employee for the month in which the reduction occurs and subsequent months through the end of the Plan Year. The Employer shall withhold those taxes required by law on such increase in taxable income.

             (ii)     SUBSEQUENT TO END OF PLAN YEAR

                      (A) If it is determined subsequent to the end of the Plan Year that the test in Section 5.1(b) has not been met, the Excess ADP Contributions and the income allocable thereto for the Highly Compensated Employees must be calculated.

                             (1)    AMOUNT

                                    The amount of Excess ADP Contributions for each Highly Compensated Employee is determined using the leveling method as set forth in Section 5.1(c)(i)(A).

                             (2)    DESIGNATION AND DISTRIBUTION

                                    Such Excess ADP Contributions are to be
                                    designated as such by the Company and must be distributed to the appropriate Highly Compensated Employee within twelve months of the close of the Plan Year, reduced by Excess

                                    Deferrals previously distributed, if
                                    any. Any Employer Matched Contributions relating to such Excess ADP Contributions shall be considered to have been made in respect of the Highly Compensated Employee's Post-Tax Contributions to the extent possible, and otherwise shall be forfeited and applied in accordance with Section 6.13.

                             (3)    CALCULATION OF INCOME FOR PLAN YEAR

                                    The income allocable to the Excess ADP
                                    Contribution must also be distributed
                                    within twelve months of the close of the Plan Year. The determination of allocable income for the Plan Year is made by multiplying the net gain (as set forth in Article 6) for the Plan Year allocable to Pre-Tax Contributions by a fraction, the numerator of which is the Excess ADP Contribution for the Highly Compensated Employee for the Plan Year and the denominator of which is the sum of (i) such Employee's total Pre-Tax Contribution Account balance as of the beginning of the Plan Year, plus (ii) such Employee's Pre-Tax Contributions for the Plan Year.

     (d)     MAXIMUM DEFERRAL

             (i) The maximum annual amount of any Participant's Pre-Tax Contributions beginning in the calendar year 1987 is $7,000. Such $7,000 amount shall be automatically adjusted in subsequent years in the same manner as the $90,000 amount is adjusted under Code Section 415(d).

             (ii)       (A)   If the maximum deferral set forth in Section
                              5.1(d)(i) above is exceeded for a Non-highly
                              Compensated Employee, such amount may not be considered when performing the test in Section
                              5.1(b).

                        (B) If a Highly Compensated Employee has an Excess Deferral, regardless of distribution after the close of the Plan Year as set forth in (v) below, it must be taken into account in the performance of the test in Section 5.1(b).

             (iii)      CORRECTIVE DISTRIBUTION DURING PLAN YEAR

                        If there has been an Excess Deferral, a
                        corrective distribution may be made to the Employee DURING THE PLAN YEAR IF:

                        (A) The Employee requests such distribution and designates in writing the distribution as an Excess Deferral, and

                        (B) The correcting distribution is made after the Plan received the amount of the Excess Deferral, and

                        (C)   The Plan designates in writing the
                              distribution as a distribution of an Excess
                              Deferral.

                        (D)   CALCULATION OF INCOME DURING PLAN YEAR

                              The income allocable to the Excess Deferral is to be distributed with the Excess Deferral. The determination of allocable income during the Plan Year is made by multiplying the income allocable to Pre-Tax Contributions for the period from the beginning of the Plan Year to the date on which the distribution is made by a fraction, the numerator of which is the amount of Excess Deferral made by the Employee for the Plan Year, and the denominator of which is the sum of (i) such Employee's total Pre-Tax Contribution Account balance as of the beginning of the

                              Plan Year plus (ii) such Employee's Pre-Tax
                              Contributions for such Plan Year through the date of distribution.

             (iv)       CORRECTIVE DISTRIBUTION AFTER THE END OF THE PLAN YEAR

                        (A) If the Employee notifies the Plan of the amount of Excess Deferrals not later than March 15 following the close of the Plan Year, then not later than April 15 following the close of the Plan Year, the Plan may distribute the Excess Deferrals and any income allocable to such amount.

                        (B)   CALCULATION OF INCOME FOR THE PLAN YEAR

                              The income allocable to the Excess Deferral must also be distributed by the April 15 following the close of the Plan Year. The determination of allocable income for the Plan Year is made by multiplying the net gain (as set forth in Article
                              6) for the Plan Year allocable to Pre-Tax
                              Contributions by a fraction, the numerator of which is the amount of Excess Deferrals made by the Employee in the Plan Year, and the denominator of which is the sum of (i) such Employee's total Pre-Tax Contribution Account balance as of the beginning of the Plan Year, plus (ii) such Employee's Pre-Tax Contributions for the Plan Year.

             (v) No corrective distribution of Excess Deferrals will be permitted after the April 15 following the close of the Plan Year for which there was a Pre-Tax Contribution.

             (vi) Any Excess Deferral remaining in the Plan shall be subject to the Pre-Tax Contribution withdrawal restrictions found in Section 9.1 and shall be includable in the Employee's gross income when distributed from the Plan.

     (e)     A Participant's Pre-Tax Contributions may also be limited under
             Article 15.

5.2  LIMITATIONS ON POST-TAX CONTRIBUTIONS AND EMPLOYER MATCHED CONTRIBUTIONS

     (a) For purposes of determining the maximum Post-Tax Contribution and Employer Matched Contribution, a Contribution Deferral Percentage shall be determined for each Participant and each Employee who is eligible to be, but who is not, a Participant.

     (b) The Contribution Deferral Percentage for each Participant and Covered Employee shall be determined in accordance with Code
             Section 401 (m) and the regulations thereunder. The Contribution Deferral Percentage for eligible Highly Compensated Employees for the Plan Year shall be the average of the ratios of the eligible Highly Compensated Employees. This will be compared to the Contribution Deferral Percentage for the Non-highly Compensated Employees for the Plan Year, which will be the average of the ratios of the eligible Non-highly Compensated Employees.

     (c) The Contribution Deferral Percentage for any Plan Year for eligible Highly Compensated Employees shall not exceed the greater of either (i) or (ii) below:

             (i) One hundred and twenty-five percent (125%) of the Contribution Deferral Percentage of the eligible Non-highly Compensated Employees, or

             (ii) The lesser of the amounts determined under (A) or (B) following (or such other amount as may be prescribed in applicable regulations under the Code to prevent multiple use of the alternative limitation set forth in this clause (ii)):

                        (A) Two hundred percent (200%) of the Contribution Deferral Percentage of eligible Non-highly Compensated Employees, or

                        (B) The Contribution Deferral Percentage of the eligible Non-highly Compensated Employees plus two percentage points (2%).

     (d)     PROCEDURE TO LIMIT POST-TAX AND EMPLOYER MATCHED CONTRIBUTION

             (i)        PRIOR TO THE END OF THE PLAN YEAR

                        The Administrator may determine prior to the end of the Plan Year whether there is a reasonable expectation that the Contribution Deferral Percentage results satisfy either of the tests contained in Section 5.2(c). In the event that neither of the tests described in Section 5.2 will be satisfied, the following procedure will be followed:

                        (A) The future unmatched Post-Tax Contributions, previously authorized, for each Highly Compensated Employee whose Contribution Deferral Percentages are at the highest available whole percentage shall be reduced by a uniform percentage, not to exceed one percent (1%), of each Active Participant's Compensation such that the Contribution Deferral Percentage for the Highly Compensated Employees will satisfy a test in Section 5.2(c). If a test in Section 5.2(c) is still not satisfied after the adjustments in the immediately preceding sentence have been made, then similar adjustments shall be made to the unmatched Post-Tax Contributions for each Highly Compensated Active Participant whose Contribution Deferral Percentage is at the next highest available whole percentage until such time as the Contribution Deferral Percentage for the Highly Compensated Employees will satisfy a test in
                              Section 5.2(c). This process shall continue until one of the tests is satisfied, or there are no further unmatched Post-Tax Contributions to reduce, or the Contribution Deferral Percentage would be reduced below the highest level attributable to a Highly Compensated Employee.

                        (B)   In the event that none of the tests described in
                              Section 5.2(c) will be satisfied under (A) above, the future matched Post-Tax Contributions and the Employer Matched Contributions attributable to them for each Highly Compensated Employee whose Contribution Deferral Percentage is at the highest available whole percentage shall be reduced by a uniform percentage, to the nearest one-hundredth of one percent (.01%), but not to exceed one percent (1%), of each Active Participant's Compensation such that the Contribution Deferral Percentage for the Highly Compensated Employees will satisfy a test in
                              Section 5.2(c). If a test in Section 5.2(c) is still not satisfied after the adjustments in the immediately preceding sentence have been made, then similar adjustments shall be made to the matched Post-Tax Contributions and attributable Employer Matched Contributions for each Highly Compensated Active Participant whose Contribution Deferral Percentage is at the next highest available whole percentage until such time as the Contribution Deferral Percentage for the Highly Compensated Employees will satisfy a test in
                              Section 5.2(c). This process shall continue until such time as a test in Section 5.2(c) is satisfied.

                        (C)   Any such reduction of future Post-Tax
                              Contributions or Employer Matched Contributions shall remain in force until the January 1 immediately following.

                        (D) The amount resulting from a reduction in an Active Participant's future Post-Tax Contribution in Section 5.2 will not be considered a Contribution and no future Employer Matched Contributions will be made relating to such.

             (ii)       SUBSEQUENT TO THE END OF THE PLAN YEAR

                        (A) If it is determined subsequent to the end of the Plan Year that the tests in Section 5.2(c) have not been met, the Excess Aggregate Contributions and the income allocable thereto for the Highly Compensated Employees must be calculated.

                            (1)    AMOUNT

                                   The amount of Excess Aggregate Contributions for each Highly Compensated Employee is determined using the leveling method as set forth in Sections 5.2(d)(i)(A) and 5.2(d)(i)(B).

                            (2)    DESIGNATION AND DISTRIBUTION

                                   Such Excess Aggregate Contributions are to be designated as such by the Company and to the extent consisting of Post-Tax Contributions, must be distributed to the appropriate Highly Compensated Employee within twelve months of the close of the Plan Year, and, to the extent consisting of Employer Matched Contributions, shall be forfeited and applied in accordance with
                                   Section 6.13.

                            (3)    CALCULATION OF INCOME FOR PLAN YEAR

                                   The income allocable to the Excess Aggregate
                                   Contribution must also be distributed within twelve months of the close of the Plan Year. The determination of allocable income for the Plan Year is made by multiplying the net gain (as set forth in Article 6) for the Plan Year allocable to Post-Tax Contributions and Employer Matched Contributions by a fraction, the numerator of which is the Excess Aggregate Contribution for the Highly Compensated Employee for the Plan Year and the denominator of which is the sum of (i) such Employee's total Post-Tax Contribution Account balance plus Employer Matched Contribution Account balance as of the beginning of the Plan Year plus (ii) such Employee's Post-Tax Contributions and Employer Matched Contributions for the Plan Year.

     (e) A Participant's Post-Tax and Employer Matched Contributions may also be limited under Article 15.


                                  ARTICLE 6
                                  ---------
                                   ACCOUNTS
                                   --------
6.1  ACCOUNTS

     The Administrator shall maintain in the name of each Participant or Former Participant such of the following Accounts as shall be applicable:

     (a)     A Pre-Tax Contribution Account;

     (b)     A Post-Tax Contribution Account;

     (c)     An Employer Matched Contribution Account;

     (d)     An Employer SDRP Contribution Account;

     (e)     A Former PAYSOP Account; and

     (f)     A Former Employer Supplemental Contribution Account;

     Such Accounts shall be administered in the manner hereinafter provided.

6.2  ACCOUNTS REPRESENT UNDIVIDED INTERESTS

     The portion of balances standing to the credit of the Pre-Tax Contribution Account, the Post-Tax Contribution Account, the Employer Matched Contribution Account, the Employer SDRP Contribution Account, the Former PAYSOP Account, the Former Employer Supplemental Contribution Account, the Employer Forfeiture Account and the suspense account referred to in
     Section 6.12 that is invested in one of the Investment Funds shall represent an undivided interest in such fund.

6.3  ACCOUNT VALUES

     The value of an Account on any date shall be its value determined on the coinciding or immediately preceding Valuation Date, plus any contributions and amounts subsequently credited thereto, and less any distributions subsequently made therefrom.

6.4  VALUATION OF INVESTMENT FUNDS

     As of each Valuation Date, the Trustee shall compute the value of each Investment Fund from which shall be determined the net gain and loss of such Fund since the immediately preceding Valuation Date. The net gain or loss shall include any unrealized and realized profits or losses, and any dividends, interest, or other income and any expenses which are due or accrued, but shall not include contributions made by the Employer or a Participant and distributions made to a Participant, Former Participant or Beneficiary. The cost basis for shares of Company Stock purchased since the prior Valuation Date shall be the average cost per share; such average based on all purchase and sale prices in the Fund since the prior Valuation Date.

6.5  ALLOCATION OF NET GAIN OR LOSS OF INVESTMENT FUNDS TO ACCOUNTS

     (a) As of each Valuation Date, the net gain or loss of each Investment Fund shall be allocated among the appropriate Accounts in proportion to the ratio of:

             (i) The value of the portion of each such Account that is, and has been continuously, invested in such Investment Fund as of the immediately preceding Valuation Date, adding one-half of the contributions added to such Investment Fund after such Valuation Date and on or before the subsequent Valuation Date, and subtracting distributions, withdrawals or loans made from such Investment Fund on or after the prior Valuation Date but prior to the subsequent Valuation Date; to

             (ii) The aggregate of the amounts computed under clause (i) above for all Accounts that are invested in such Investment Fund as of such immediately preceding Valuation Date.

     (b) The Administrator may, however, adopt such procedures as it considers equitable to establish a proportionate crediting of the net gain or loss of the Investment Fund or Investment Funds for contributions made since the last Valuation Date.

     (c)     In determining the value of the appropriate Accounts under Section
             6.5 as of the immediately preceding Valuation Date, there shall be excluded any amounts forfeited in accordance with Section 8.3 since such date.

6.6  BASIS OF VALUATION

     In determining the value of any Investment Fund pursuant to the provisions of Section 6.4, the Trustee shall use the following values: securities listed on any nationally recognized securities exchange shall be valued at the closing price reported on any such exchange on the Valuation Date, or, if there were no sales on the

     Valuation Date, then at the quoted bid price on the Valuation Date. Securities not listed on a recognized stock exchange shall be valued at the quoted closing bid price on the Valuation Date. A unit of participation in a common trust fund maintained by the Trustee or a share in a mutual fund shall be valued at the unit value, or share price respectively, in effect on the Valuation Date. Securities with respect to which there were no available sale prices or bid prices on the Valuation Date, and any other investments, shall be valued at prices deemed by the Trustee to represent the fair market value thereof on the Valuation Date.

6.7  ADMINISTRATION OF PRE-TAX CONTRIBUTION ACCOUNT

     (a) There shall be credited to the Pre-Tax Contribution Account of a Participant all Pre-Tax Contributions made pursuant to Section 4.1 and all Qualified Plan Rollover Contributions made pursuant to
             Section 17.12 on behalf of such Participant.

     (b) There shall be charged against such Account withdrawals by the Participant pursuant to Section 10.1 hereof.

6.8  ADMINISTRATION OF POST-TAX CONTRIBUTION ACCOUNT

     (a) There shall be credited to the Post-Tax Contribution Account of a Participant all Post-Tax Contributions made by such Participant under this Plan.

     (b) There shall be charged against such Account withdrawals by the Participant in accordance with Section 10.2 hereof.

6.9  ADMINISTRATION OF EMPLOYER MATCHED CONTRIBUTION ACCOUNT

     (a) There shall be credited to the Employer Matched Contribution Account of a Participant all Employer Matched Contributions made on behalf of such Participant under this Plan.

     (b) There shall be charged against such Account withdrawals by the Active Participant in accordance with Section 10.3 hereof.

6.9A ADMINISTRATION OF EMPLOYER SDRP CONTRIBUTION ACCOUNT

     There shall be credited to the Employer SDRP Contribution Account of a Participant all Employer SDRP Contributions made on behalf of such Participant under this Plan. No withdrawals or loans are permitted from such Account.

6.10 ADMINISTRATION OF FORMER PAYSOP ACCOUNT

     No further amounts shall be credited to the Former PAYSOP Account. Such Account shall consist of stock and funds of the Participant's or Former Participant's former PAYSOP and former Supplemental PAYSOP Account (as such contributions ceased, effective December 31,1987). No withdrawals or loans are permitted from such Account.

6.11 ADMINISTRATION OF THE FORMER EMPLOYER SUPPLEMENTAL CONTRIBUTION ACCOUNT

     No amounts attributable to Plan Years after 1988 shall be credited to the Former Employer Supplemental Contribution Account of a Participant or Former Participant (as such provision ceased to be effective as of December 31, 1988). No withdrawals or loans are permitted from such Account.

6.12 ADMINISTRATION OF THE SUSPENSE ACCOUNT

     (a) There shall be credited to a suspense account the amount of any Contributions, Employer Matched Contributions and Employer SDRP Contributions for a Participant which are in excess of the amount permitted under Article 15 hereof.

     (b) The balance in such suspense account at the close of such Plan Year shall be accounted for as follows:

             (i)       The Post-Tax Contributions considered as excess under
                       (a) above, including gains or less losses, shall be returned to the Participant before the end of the next Plan Year.

             (ii) All such other Contributions, Employer Matched Contributions and Employer SDRP Contributions that are considered as excess under (a) above shall remain credited to this suspense account and reallocated in the following Plan Year as Employer Matched Contributions and Employer SDRP Contributions for such Plan Year (and succeeding Plan Years if necessary).

6.13 ADMINISTRATION OF THE EMPLOYER FORFEITURE ACCOUNT

     (a) There shall be credited to the Employer Forfeiture Account all funds creditable to such Account as provided in Section 8.3 hereof.

     (b) There shall be charged against such Account all amounts withdrawn from time to time and reallocated as Employer Matched Contributions or Employer SDRP Contributions.

6.14 CREDITING OF CONTRIBUTIONS

     Pre-Tax Contributions and Post-Tax Contributions shall be credited to the appropriate Account or Accounts of such Participants no later than the end of the quarter for which such contributions are attributable or as soon thereafter as administratively possible. Employer Matched Contributions and Employer SDRP Contributions made for the benefit of Participants with respect to a particular Plan Year shall be credited to the appropriate Accounts of such Participants no later than the end of the quarter for which such Contributions are attributable or as soon thereafter as administratively possible.

6.15 EMPLOYEE CONTRIBUTION RECORDS

     The Administrator shall maintain a Pre-Tax Contribution record in the name of each Participant or Former Participant, in which shall be entered, in dollars and cents, the amount of each Pre-Tax Contribution made on behalf of such Participant; and a Post-Tax Contribution record in which shall be entered, in dollars and cents, the amount of each Post-Tax Contribution made by such Participant. Each such record shall at all times carry a current cumulative balance as of the preceding Valuation Date plus Contributions, distributions and withdrawals made in the interim since such Valuation Date.


                                  ARTICLE 7
                                  ---------
                       RETIREMENT, DISABILITY OR DEATH
                       -------------------------------

7.1  BENEFIT AT RETIREMENT

     Upon attaining his/her Normal Retirement Age hereunder, a Participant shall be one hundred percent (100%) vested in and eligible to receive upon separation from service the value of his/her Pre-Tax Contribution Account, Post-Tax Contribution Account, Employer Matched Contribution Account, Employer SDRP Contribution Account, Former PAYSOP Account, and Former Employer Supplemental Contribution Account in the manner provided in
     Article 9 hereof.

7.2  DISABILITY BENEFIT

     A Participant who is Disabled shall be one hundred percent (100%) vested in and eligible to receive the value of his/her Pre-Tax Contribution Account, Post-Tax Contribution Account, Employer Matched Contribution Account, Employer SDRP Contribution Account, Former PAYSOP Account, and Former Employer Supplemental Contribution Account in the manner provided in Article 9 hereof.

7.3  DEATH BENEFIT

     Upon the death of a Participant, his/her Beneficiary shall be eligible to receive one hundred percent (100%) of the value of his/her Pre-Tax Contribution Account, Post-Tax Contribution Account, Employer Matched Contribution Account, Employer SDRP Contribution Account, Former PAYSOP Account, and Former Employer Supplemental Contribution Account in the manner provided in Article 9 hereof. Notwithstanding anything in the Plan to the contrary, as to each Participant for whom funds were transferred to an Employer SDRP Contribution Account as a result of the Merger, such Participant's Beneficiary shall not be entitled to receive the value of such Participant's Employer SDRP Contribution Account, unless such Beneficiary is named in a single written designation that expressly applies to both the Long-Term Savings Plan portion and the Self-Directed Retirement Plan portion of The Progressive Retirement Security Program.
     In the absence of such a designation, such Participant's Employer SDRP Contribution Account shall be paid upon such Participant's death to such Participant's "Beneficiary" under and within the meaning of The Progressive Corporation Supplemental Retirement Plan, as in effect immediately prior to the Merger.


                                  ARTICLE 8
                                  ---------
                           VESTING AND TERMINATIONS
                           ------------------------

8.1  VESTING

     A Participant is vested in his/her Accounts as follows:

     (a)     PARTICIPANT ACCOUNTS

             Each Participant and Former Participant is one hundred percent (100%) vested in his/her Pre-Tax Contribution Account, Post-Tax Contribution Account, and Former PAYSOP Account.

     (b)     EMPLOYER MATCHED CONTRIBUTION ACCOUNT

             (i) Each Participant and Former Participant shall be vested in his/her Employer Matched Contribution Account in accordance with the following schedule:

                                                                       Vested
                                          Years of Service             Percentage
                                          ----------------             ----------
                                         Less than 1                        0%
                                         1 but less than 2                 25%
                                         2 but less than 3                 50%
                                         3 but less than 4                 75%
                                         4 or more                        100%

             (ii) Notwithstanding (i) above, and due to the fact that class year vesting was eliminated effective December 31,1988, this transitional vesting section shall apply to any Participant for whom it produces a greater vested benefit than (i) above. A Participant's vested benefit in his/her Employer Matched Contribution Account as of December 31,1988 will be frozen (for calculation purposes only) and the amount maintained separately. To calculate the vested percentage of a Participant's Employer Matched Contribution Account, the frozen December 31,1988 balance will be added to the subsequent Employer Matched Contributions. This sum will be multiplied by the appropriate vested percentage corresponding to the Participant's Years of Service as determined in (i) above.

  (c) FORMER EMPLOYER SUPPLEMENTAL CONTRIBUTION ACCOUNT AND EMPLOYER SDRP CONTRIBUTION ACCOUNT

          Each Participant or Former Participant shall be vested in his/her Former Employer Supplemental Contribution Account and Employer SDRP Contribution Account in accordance with the following schedule:

                                                                                   Vested
                                     Years of Service                              Percentage
                                     ----------------                              ----------
                                     Less than 5                                        0%
                                     5 or more                                        100%

8.2  TERMINATION OF EMPLOYMENT

     The final vesting status of a Participant who terminates his/her Employment for any reason other than Retirement, Disability or death shall be determined as of his/her Termination of Employment, taking into consideration the provisions of Section 11.1. Such Participant shall become a Former Participant and shall be eligible to receive the value of his/her Pre-Tax Contribution Account, Post-Tax Contribution Account, Former PAYSOP Account, and the vested portion of his/her Employer Matched Contribution Account, the vested portion of his/her Employer SDRP Contribution Account and the vested portion of his/her Former Employer Supplemental Contribution Account as provided in Article 9 hereof.

8.3  FORFEITURES

     If a Former Participant who terminated Employment for reasons other than Retirement, Disability or death does not return to Employment during the Plan Year in which his/her Termination of Employment occurs, or if he/she dies after his/her Termination of Employment during that Plan Year, then the non-vested portion of his/her Employer Matched Contribution Account, Employer SDRP Contribution Account and Former Employer Supplemental Contribution Account shall be provisionally forfeited and such forfeiture shall be applied in accordance with Section 6.13 hereof.

8.4  REEMPLOYMENT

     If a Participant who ceased to be an Employee returns to active Employment, an amount equal to the value of the provisionally forfeited non-vested portion of his/her Employer Matched Contribution Account, Employer SDRP Contribution Account and Former Employer Supplemental Contribution Account, determined as of the Valuation Date coincident with or next following the date he/she last ceased to be an Employee, will be reinstated by crediting such amounts to the Employee's respective Employer Matched Contribution Account, Employer SDRP Contribution Account and Former Employer Supplemental Contribution Account. The amounts so reinstated will be made from any unapplied forfeitures then available under the Plan, provided, however, that if unapplied forfeitures are less than the amount to be reinstated, the Employer will make a supplemental contribution to eliminate such insufficiency.


                                   ARTICLE 9
                                   ---------
                              PAYMENT OF BENEFITS
                              -------------------

9.1  APPLICATION FOR PAYMENT

     Application for distribution of benefits under this Plan shall be made by a Participant or Former Participant (or other claimant) in accordance with
     Section 9.5 hereof and approved by the Administrator before payment commences.

9.2  TIME OF PAYMENT

     (a) Distribution of benefits to a Participant (or Former Participant) on account of Retirement shall be made as soon as practicable after the Valuation Date coincident with or next following his/her Retirement.

     (b) Distribution of benefits to a Participant on account of Disability shall be made as soon as practicable after the Valuation Date coincident with or next following the Disabled Participant's application pursuant to Section 9.1.

     (c) In no event, however, will benefit payments to a Participant (or Former Participant) commence later than April 1 of the calendar year next following the calendar year in which such Participant (or Former Participant) attains age seventy and one-half (70-1/2). Any individual who receives a distribution of benefits prior to age fifty-nine and one-half (59-1/2) shall be advised by the Administrator that an additional federal income tax penalty may be imposed on all or a portion of such distribution unless made on account of death or Disability.

     (d) In the case of a Participant (or Former Participant) who dies before benefit payments have commenced all benefits in respect of such Participant (or Former Participant) shall be paid to his or her Beneficiary in a lump sum as soon as practicable after the Valuation Date coincident with or next following his or her death.

     (e) Subject to Section 9.2(h), distribution of benefits to a Participant who terminates Employment for reasons other than Retirement, Disability or death shall be made as soon as practicable after the Valuation Date coincident with or next following the date of his/her Termination of Employment where the Participant (or Former Participant) has made proper application.

     (f) If proper application has been made, distribution shall be made, in any event, not later than sixty (60) days after the close of the Plan Year in which the Participant or Former Participant attains age sixty-five (65) or terminates his/her Employment, whichever is later.

             Where the amount to be distributed cannot be determined, distribution may be delayed, but in no event beyond sixty (60) days after such amount is determined.

     (g) Notwithstanding anything to the contrary in this Section 9.2, while such Participant is in the employ of the Employer, no distribution from the Former PAYSOP Account may be made from a Participant's Account before the end of the eighty-fourth month beginning after the month in which it was allocated. In fact, no withdrawals are permitted from the Former PAYSOP Account pursuant to Section 10.4.

     (h) Notwithstanding anything provided in this Section 9.2 to the contrary, if the lump sum value of a Participant's Accounts does not exceed three thousand five hundred dollars ($3,500), determined as of the Valuation Date coinciding with or immediately preceding his/her proposed date of distribution,the lump sum value of such Accounts shall be paid in total, in cash (unless the Employee elects Company Stock from his/her Former PAYSOP Account or Company Stock Fund pursuant to Section 9.4), whether or not application for payment has been made in accordance with Section
             9.1. Such $3,500 amount shall be automatically adjusted in subsequent years in accordance with regulations.

     (i) No distribution shall be made to any Participant before his Normal Retirement Date unless:

             (i) his prior written consent has been obtained by the Administrator; or

             (ii) the aggregate balance of his Accounts, determined as of the Valuation Date coinciding with or immediately preceding the proposed date of distribution, does not exceed $3,500.

             If the Participant's consent is required under this Section 9.2(i), but is not obtained by the Administrator prior to the time the distribution is to be made under Section 9.2, the distribution shall be made as soon as reasonably practicable following the earlier of (1) the Participant's Normal Retirement Date, (2) the date the Administrator receives satisfactory evidence of the Participant's death, or (3) the date the Administrator obtains the Participant's written consent.

9.3  FORM OF PAYMENT

     A Participant, Former Participant or Beneficiary shall receive the value of his/her Accounts payable in cash or shares of Company Stock (if invested in Company Stock Fund at Termination) as elected by the Participant in the form of a lump sum payment.

     However, if a Participant's entire Account consists of only the Partnership Share, the distribution shall be in cash (due to the small value of such an Account).

9.4  DETERMINATION OF VALUE OF PAYMENT

     The value of the Accounts to be distributed to a Participant, Former Participant or Beneficiary shall be determined as of the Valuation Date coincident with or immediately following the receipt of request for such distribution. However, if the Participant's Termination of Employment occurs within forty-five (45) days prior to a Valuation Date, and if receipt of the request for distribution occurs within forty-five (45) days following the Participant's Termination of Employment, even if such receipt of the request for distribution occurs subsequent to the Valuation Date in question, such Valuation Date will be used to value the Accounts.

9.5  CLAIMS PROCEDURE

     (a) The Administrator shall establish reasonable procedures under which a claimant, who may be a Participant, Former Participant or Beneficiary, may present a claim for benefits under this Plan.

     (b) Unless such claim is allowed in full by the Administrator, written notice of the denial shall be furnished to the claimant within ninety (90) days (which may be extended by a period not to exceed an additional ninety (90) days if special circumstances so require and proper written notice to the claimant is given prior to the expiration of the initial ninety (90) day period) setting forth the following in a manner calculated to be understood by the claimant:

             (i)      The specific reason(s) for the denial;

             (ii) Specific reference(s) to any pertinent provision(s) of the Plan or rules promulgated pursuant thereto on which the denial is based;

             (iii) A description of any additional information or material as may be necessary to perfect the claim, together with an explanation of why it is necessary; and

             (iv) An explanation of the steps to be taken if the claimant wishes to resubmit his/her claim for review.

     (c) Within a reasonable period of time after the denial of the claim, but in any event, not to be more than sixty (60) days, the claimant or his/her duly authorized representative may make written application to the Administrator for a review of such denial. The claimant or his/her representative, may review documents held by the Administrator and pertinent to the denial of such claim, and may submit a written statement of issues and comments.

     (d) If an appeal is timely filed, the Administrator shall conduct a full and fair review of the claim and mail or deliver to the claimant its written decision within sixty (60) days after the claimant's request for review (which may be extended by a period not to exceed an additional sixty (60) days if special circumstances or a hearing so require and proper written notice to the claimant is given prior to the expiration of the initial sixty (60) day period). Such decision shall:

    (i) Be written in a manner calculated to be understandable by the claimant;

    (ii)     State the specific reason(s) for the decision; and

    (iii)    Make specific reference to pertinent provision(s) of the Plan.

9.6  FACILITY OF PAYMENT

     If the Administrator determines that a Participant, Former Participant or Beneficiary entitled to receive benefits under this Plan is (at the time such benefit is payable) a minor or physically, mentally or legally incompetent to receive such benefit and that another person or an institution has legal custody of such minor or incompetent individual, the Administrator may cause payment to be made to such person or institution having custody of such Participant, Former Participant or Beneficiary. Such payment, to the extent made, shall operate as a complete discharge of obligation by the Administrator, the Employer, the Trustee and the Fund.


                                  ARTICLE 10
                                  ----------
                   WITHDRAWALS AND LOANS DURING EMPLOYMENT
                   ---------------------------------------

10.1 IN-SERVICE WITHDRAWALS FROM PRE-TAX CONTRIBUTION ACCOUNT

     (a) If a Participant has attained age 59-1/2, such Participant may at any time, by filing written application with the Administrator, make an in-service withdrawal from his/her Pre-Tax Contribution Account.

     (b)     (i)      If a Participant has not attained age 59-1/2, such
                      Participant may make an in-service withdrawal from his/her Pre-Tax Contribution Account only in the event of Hardship and only to the extent that such in-service withdrawal is necessary to satisfy the Hardship. The
                      Participant must request the withdrawal in writing from the Administrator.

             (ii)     SAFE-HARBOR

                      A request for an in-service withdrawal will be deemed to be necessary to satisfy a Hardship only if all of the following requirements are met:

                      (A) The amount of the withdrawal does not exceed the amount of the Hardship plus amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal, and

                      (B) The Participant has obtained all withdrawals (other than Hardship withdrawals) and all nontaxable loans available under this Plan and any other plan maintained by the Employer, and

                      (C) The Participant certifies in writing that the amount of the requested Hardship withdrawal is necessary to satisfy an immediate and heavy financial need and that such need cannot reasonably be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of assets, (iii) by discontinuing Plan contributions, (iv) by other distributions or non-taxable loans from any other plans maintained by Progressive or any other current or former employer of the Participant or (v) by borrowing from commercial sources on reasonable commercial terms.

     (c) The amount of the Pre-Tax Contribution Account available for withdrawal shall include:

             (i) The Pre-Tax Contributions and earnings as of December 31, 1988, and

             (ii) The Pre-Tax Contributions made on or after January 1,1989, but shall not include any income on such Account subsequent to that date.

10.2 IN-SERVICE WITHDRAWALS FROM POST-TAX CONTRIBUTION ACCOUNT

     (a) A Participant may at any time file a written application with the Administrator to make a voluntary withdrawal of not less than $250.00 from his/her Post-Tax Contribution Account for any reason.

     (b) The entire Post-Tax Contribution Account balance including income attributable to such Account, is available for withdrawal. Any withdrawal will be processed as follows:

             (i) First, from the pre-1987 Post-Tax Contribution Account balance,

             (ii) Next, from income on the pre-1987 Post-Tax Contribution Account balance together with Contributions (and income thereon) made to the post-1986 Post-Tax Contribution Account.

             Such amount shall be on a pro rata basis between Contributions and income thereon, pursuant to Code Section 72.

10.3 IN-SERVICE WITHDRAWALS FROM EMPLOYER MATCHED CONTRIBUTION ACCOUNT

     (a) An Active Participant may file a written application with the Administrator to make a withdrawal from his/her vested Employer Matched Contribution Account balance not to exceed the following:

             (i) if the Active Participant has been a Participant in the Plan for less than five (5) years, an amount equal to the sum of all Employer Matched Contributions made in respect to such Participant at least two (2) years prior to the date of the withdrawal; or

             (ii) if the Active Participant has been a Participant in the Plan for at least five (5) years, the entire vested balance of such Participant's Employer Matched Contribution Account.

             An Active Participant may make such a withdrawal no more frequently than once per Plan Year.

     (b) An in-service withdrawal from an Active Participant's Employer Matched Contribution Account is not available unless the Active Participant has filed an application and is eligible to receive a withdrawal of Contributions pursuant to either 10.1 or 10.2, subject to the further requirement that a withdrawal of all available Post-Tax Contributions pursuant to 10.2 must first occur.

10.4 NO WITHDRAWALS AVAILABLE FROM OTHER ACCOUNTS

     (a)     No withdrawals under any circumstances shall be available from:

             (i) The non-vested portion of the Employer Matched Contribution Account,

             (ii)     The Former PAYSOP Account,

             (iii)    The Former Employer Supplemental Contribution Account, or

             (iv)     The Employer SDRP Contribution Account.

     (b) No withdrawals are available to anyone other than an Active Participant and Inactive Participants as specifically noted in Sections 10.1 and 10.2; that is, no Former Participants or Beneficiaries are eligible to make withdrawals from any Accounts, as they may request distribution pursuant to Section 9.1.

10.5 PAYMENT OF WITHDRAWALS

     (a) Withdrawals shall be processed not less frequently than bi-weekly. Withdrawals shall be distributed as soon as practicable after the date the Participant's application for withdrawal is received, provided full documentation is enclosed.

     (b) The amount of the withdrawal shall be based upon the value of the Participant's Pre-Tax Contribution Account, Post-Tax Contribution Account, and Employer Matched Contribution Account (as restricted by Section 10.3) as applicable, determined as of the Valuation Date coincident with or immediately preceding the Administrator's receipt of a request for such withdrawal; provided, however, all Stock shall be valued using the closing price on the business day immediately preceding the date the withdrawal is processed.

     (c) Unless the Participant otherwise directs in writing, each withdrawal shall be charged to each of the Investment Funds in which any portion of his/her Accounts are invested in the proportion that the balance held in such Investment Fund bears to the aggregate balance held in all such Investment Funds.

10.6 LOANS TO PARTICIPANTS

     (a) As approved by the Administrator, a Participant may at any time borrow an amount as set forth in Section 10.6(b) under the terms and conditions of this Section 10.6.

     (b) The Administrator shall investigate each application for a loan. In addition to such rules and regulations as the Administrator may adopt, all loans shall comply with the following terms and conditions:

             (i) An application for a loan by a Participant shall be made in writing to the Administrator on such forms as the Administrator shall prescribe. The loan application will include a promissory note executed by the borrowing Participant obligating the Participant to repay the loan through payroll deduction of substantially level payments made no less frequently than quarterly within the term described in Section 10.6(b)(vi).

             (ii) No loans will be available for the purchase of a primary residence.

             (iii) Each loan shall be secured by the borrower's entire right, title and interest in and to the trust fund (not to exceed the amount of the loan), evidenced by the Participant's collateral promissory note for the amount of the loan, including interest, payable to the order of the Trustee.

             (iv)      The minimum loan amount shall be one thousand dollars
                       ($1,000).

             (v) The loan amount requested must be a multiple of $100. The outstanding balance of each loan amount (plus the highest outstanding balance of all other loans made from this Plan within the immediately preceding twelve-month period) shall not exceed the lesser of:

                       (A)      $50,000; or

                       (B) Fifty percent (50%) of the Participant's vested Account(s) based on the Participant's Pre-Tax Contribution Account, Post-Tax Contribution Account, and Employer Matched Contribution Account.

             (vi) The period of repayment of any loan shall not exceed three (3) years.

             (vii) Repayment Options: A loan may be prepaid without penalty by paying the balance of the loan plus accrued interest in a lump sum payment.

             (viii) Each loan shall bear interest at a rate to be set and reviewed periodically by the Administrator and, in determining the interest rate, the Administrator shall take into consideration commercial interest rates currently being charged by persons in the business of lending money for loans which would be made under similar circumstances. The Administrator shall not discriminate among Participants in the matter of interest rates. To the extent permitted by law, the interest rate on any loan will not be adjusted.

             (ix) No application for a loan by the Participant will be approved as long as an outstanding balance for a loan remains in the name of such Participant.

     (c)     (i)       Loans shall be processed not less frequently than
                       bi-weekly. For all purposes relating to loans, the value of the Participant's Account shall be determined as of the Valuation Date coinciding with or immediately following receipt of a loan application by the Administrator; provided, however, all Stock shall be valued using the closing price on the business day immediately preceding the date the withdrawal is processed.

     (d) A Participant whose Employment terminates shall have 30 days from the date of termination to repay the loan. Repayment must be made by check or money order in a lump sum for the remaining loan balance plus accrued interest. However, a Participant whose active Employment terminates as a result of a leave of absence approved by his or her Employer may continue to repay his or her loan in installments payable in the amounts and at the times that payroll deduction payments would have been made had he continued in active Employment.

     (e) In the event of a default on any loan the entire outstanding principal balance of the loan plus all accrued interest shall be immediately due and payable and the Administrator is authorized (to the extent permitted by law) to take any and all actions necessary or appropriate to collect such sums. However, foreclosure on and reduction of a Participant's Plan benefits in repayment of a loan shall not occur until an event has occurred which would entitle the Participant or his/her Beneficiary to receive a distribution of his/her Plan benefits, provided that the amount of such distribution shall be reduced by the outstanding principal amount of the loan plus all accrued interest. For purposes of the preceding provisions, "default" means any of the following events:

             (i) failure of any Participant whose Employment has terminated to repay the entire outstanding principal balance of the loan plus accrued interest within the time specified in Section 10.6(d); or

             (ii) any other failure of a Participant to make any required payment of principal or interest on any loan within thirty (30) days following the date such payment was due.

     (f) Anything in this Section 10.6 to the contrary notwithstanding, all loans will comply with the terms of Code Section 72(p).

     (g) The source of funds for each loan shall be those Trust assets comprising first, the Participant's Post-Tax Contribution Account, followed by the Participant's Pre-Tax Contribution Account, and finally, the vested portion of the Participant's Employer Matched Contribution Account. Within each such Account funds for the Participant's loan shall be withdrawn from each Investment Fund in which any portion of such Account is invested in the proportion that the balance held in such Investment Fund bears to the aggregate balance held in all such Investment Funds, unless the Participant elects otherwise in writing.

     (h) Funds paid by a Participant in repayment of a loan shall be invested in the same manner as the Participant has elected for Pre-Tax and/or Post-Tax Contributions, as applicable.

     (i) Notwithstanding the foregoing, no loan shall be made to a Participant during the period in which the Administrator is making a determination of whether a domestic relations order affecting the Participant's Account is a Qualified Domestic Relations Order. Further, if the Administrator is in receipt of a Qualified Domestic Relations Order with respect to any Participant's Account, it may prohibit such Participant from obtaining a loan until the alternate payee's rights under such order are satisfied.

     (j) In the event that a payment is required to be made to a Beneficiary upon the death of a Participant or an alternate payee pursuant to a Qualified Domestic Relations Order, while the Participant whose Account is the subject of such order has a loan outstanding, the Administrator, in its discretion, may direct that the Participant's promissory note be transferred to such Beneficiary or alternate payee, as applicable.


                                  ARTICLE 11
                                  ----------
                                   SERVICE
                                   -------

11.1 SERVICE

     An Employee's eligibility for benefits under the Plan shall be based on his Period of Service. For purposes of this Article 11, the following terms shall have the meanings shown.

     (a) HOUR OF SERVICE shall mean an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or any Affiliated Company.

     (b) PERIOD OF SEVERANCE shall mean the period of time which begins on an Employee's Termination of Employment date and which ends if he/she again completes an Hour of Service.

     (c)     PERIOD OF SERVICE shall include the periods described in (i) and
             (ii) below.

             (i) Period of Service shall include each period of time beginning on an Employee's date of employment or re-employment, as applicable, and ending on his/her next succeeding Termination of Employment.

             (ii) Period of Service shall include the Period of Severance following an Employee's Termination of Employment date which resulted from his/her having quit, retired, or been discharged, if he/she again performs an Hour of Service before the first anniversary of the earlier of:

                       (A) The date on which he/she quit, retired, or was discharged, or

                       (B) The date on which he/she began an absence during which he/she quit, retired, or was discharged.

             (iii) An Employee's Period of Service shall be determined by aggregating all the periods required to be taken into account under this Section 11.1(c) with less than whole years aggregated on the basis that twelve (12) months equals one (1) year and where any beginning or final fraction of a month shall equal one twelfth (1/12th) of a Year of Service. If the final month of employment includes the annual anniversary of their first date of employment, the Employee must work through such anniversary date in order to receive that month of Service.

     (d)     DETERMINATION OF TERMINATION OF EMPLOYMENT


             (i) A Termination of Employment shall be deemed not to have occurred when an Employee is or has been absent from his employment either with or without pay due to:

                       (A) A leave of absence granted by the Employer, provided the Employee resumes his employment promptly on the termination of such leave. The decision of the Employer on all questions of leaves of absence shall be final and conclusive.

                       (B) Service in the Armed Forces of the United States, including the Merchant Marine, to the extent the Employee retains reemployment rights with the Employer by law. Should an Employee fail to report for employment within the time required by law, or should he/she take employment elsewhere following military service before resuming employment with the Company, his/her Termination of Employment date shall be deemed to be the day he/she loses his reemployment rights with the Company under the law.

             (ii) The Termination of Employment for a Maternity or Paternity Absence shall be the first anniversary of the first day of absence from employment due to a Maternity or Paternity Absence.

11.2 PRIOR SERVICE REINSTATED

     Upon reemployment of an Employee whose Termination of Employment under
     Section 11.1 occurred on or after the Effective Date as defined in Section 2.19, whether or not distribution has been made, any pre-break Period of Service shall be restored as of the date of his employment.

11.3 YEAR OF SERVICE

     An Employee shall be credited with one Year of Service for each full year in his/her Period of Service.


                                  ARTICLE 12
                                  ----------
                      PLAN OPERATION AND ADMINISTRATION
                      ---------------------------------

12.1 POWERS OF ADMINISTRATOR

     The Administrator will have full power to administer the Plan in all its details. Such power includes, but is not limited to, the following authority:

     (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

     (b) to interpret the Plan and to decide all matters arising thereunder, including the right to resolve or remedy any ambiguities, inconsistencies or omissions. All such interpretations shall be final and binding;

     (c) to compute the amount of benefits which will be payable to any Participant, Former Participant, Beneficiary or other person in accordance with the provisions of the Plan;

     (d)     to authorize disbursements from the Trust;

     (e) to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under ERISA, the Code or other applicable law;

     (f) to appoint such agents, counsel, accountants and consultants as may be desirable to assist in administering the Plan;

     (g) To exercise the other powers that are expressly granted to it herein, or that are impliedly necessary for it to carry out any of its responsibilities hereunder; and

     (h) by written instrument, to delegate any of the foregoing powers and fiduciary responsibilities in accordance with Section 405 of ERISA.

12.2 NONDISCRIMINATORY EXERCISE OF AUTHORITY

     The Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

12.3 RELIANCE ON TABLES, ETC.

     The Administrator will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, Trustee, counsel or other expert who is retained by the Administrator to assist it in administering the Plan.

12.4 NAMED FIDUCIARY

     The Administrator will be a "named fiduciary" for purposes of ERISA with authority to control and manage the operation and administration of the Plan, and will be responsible for complying with all of the reporting and disclosure requirements of ERISA.

12.5 INDEMNIFICATION

     In addition to whatever rights of indemnification to which employees, officers and directors of the Company and of the other Employers may be entitled under the articles of incorporation, regulations, or bylaws of the Company or such Employers, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such employee, officer or director, including expenses, attorney's fees, judgments, fines and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion of the Company, the Employers or the Administrator provided under the Plan or the Trust Agreement, or reasonably believed by such person or persons to be provided thereunder, and any action taken by such person or persons in connection therewith.

12.6 NOTICES TO ADMINISTRATOR

     The Administrator shall designate one or more addresses where notices and other communications to the Administrator shall be sent. No notice or other communication shall be considered to have been given to or received by the Administrator until it has been delivered to the Administrator's attention at one of such designated addresses.


                                  ARTICLE 13
                                  ----------
                    AMENDMENT AND TERMINATION OF THE PLAN
                    -------------------------------------

13.1 AMENDMENT

     The Company may amend the Plan and Trust Agreement in any respect at any time, for any reason and as to all Employers by action of the Company's Board of Directors, provided, however, that any amendment that is required by law or that will not require any Employer to increase the contributions it must make to the Plan may be approved by the Company's Chairman, President or Chief Executive Officer, or the holder of any similar successor office, which approval shall be conclusively evidenced by such officer's execution of such amendment, and further provided that the Company may not:

     (a) amend the Plan or Trust Agreement in such manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries (except as permitted herein), unless such amendment is permitted by law, governmental regulation or ruling;

     (b) amend the Plan or Trust Agreement retroactively in such a manner as would deprive any Participant or Former Participant of any benefit to which he/she was entitled under the Plan by reason of Contributions made prior to the amendment, unless such amendment is necessary to conform the Plan or Trust Agreement to, or satisfy the conditions of, any law, governmental regulation or ruling, or to permit the Trust and the Plan to meet the requirements of Sections 401(a) and 501(a) of the Code;

     (c) to amend the Plan or Trust Agreement in such manner as would increase the duties or liabilities of the Trustee or reduce its fee for services thereunder, unless the Trustee consents thereto in writing;

     (d) amend the Plan to reduce a Participant's vesting percentage determined as of the later of the date such amendment is effective or adopted; or

     (e)     amend the Plan to revise the vesting schedule unless:

             (i) Each Participant's vesting percentage under such amendment is not less at any time than the vesting percentage determined without regard to such amendment; or

             (ii) Each Participant who has completed three or more Years of Service (whether or not consecutive) is permitted to make an election to have his/her vesting percentage determined without respect to such amendment; such an election shall be irrevocable and shall be made within the period beginning with the date on which such amendment is adopted and ending no later than the latest of the following:

                       (A) Sixty (60) days after the day such amendment is adopted;

                       (B) Sixty (60) days after the date such amendment becomes effective; or

                       (C) Sixty (60) days after the day the Participant is issued written notice of the amendment.

13.2 TERMINATION

     The Company has established the Plan with the bona fide intention and expectation that contributions will be continued indefinitely, but the Company will have no obligation or liability whatsoever to maintain the Plan for any given length of time and may discontinue contributions under the Plan, terminate the Plan or permit any Employer to withdraw from the Plan at any time for any reason by action of the Company's Board of Directors without any liability whatsoever for any such discontinuance, termination or withdrawal. In the event of the termination or partial termination of the Plan, the balance of each affected Participant's Accounts shall be nonforfeitable. Upon termination of the Plan, the Trustee will distribute to each Participant, Former Participant or Beneficiary, as the case may be, the value of the Participant's, Former Participant's or Beneficiary's Accounts, determined as of the Valuation Date coinciding with or immediately following the date of termination, in a single lump sum cash payment. However, if a successor plan is established within the meaning of, and within the time limits prescribed by, Section 401(k)(2)(B)(i)(II) of the Code or applicable regulations thereunder, distributions shall be made to Participants and Former Participants only in accordance with Articles 7 and 10. Upon the completion of distributions to all Participants, Former Participants or Beneficiaries, as the case may be, no Participant, Former Participant , Beneficiary or person claiming under or through them, will have any claims in respect of the Plan.

13.3 LIQUIDATION OF THE FUND

     The Trust and the Fund shall continue in existence after the termination of the Plan for such period of time as may be required to complete the liquidation thereof in accordance with the terms of this Article 13.


                                  ARTICLE 14
                                  ----------
                   ADOPTION OF THE PLAN BY OTHER EMPLOYERS
                   ---------------------------------------

14.1 ADOPTION WITH APPROVAL

     Any Affiliated Company or corporation (hereinafter referred to as "Participating Employer") may adopt and become a party to this Plan with the consent of the Company and subject to such terms and conditions as the Company may require or approve.

14.2 PROCEDURE FOR ADOPTION

     A Participating Employer may adopt the Plan and become an Employer hereunder by executing an instrument in writing evidencing such adoption on the order of its Board of Directors and filing a copy thereof with the Company. Upon approval of the Participating Employer's adoption of the Plan by the Company and the delivery of the instruments evidencing the Participating Employer's adoption of the Plan and the Company's approval thereof to the Trustee, the Participating Employer's adoption of the Plan shall be effective as of the date specified in said instruments.

14.3 EFFECT OF ADOPTION

     (a) If there is more than one Employer hereunder, the costs and expenses in connection with the Plan and Fund each year shall be shared by all Employers.

     (b) Each Participating Employer shall also pay for that portion of the Contribution of the Employers attributable to Pre-Tax Contributions made under the Plan by its Covered Employees but the Contributions of Employers included in an affiliated group under the Code with the Company may be paid by the Company on behalf of itself and the other Participating Employers or may be allocated among such Participating Employers by the Company as will permit the deduction for purposes of Federal taxes.

     (c) Each Participating Employer, as a condition of continued participation in this Plan, delegates to the Company the sole power and authority to administer and operate the Plan, including the power and authority to:

             (i)       Appoint and remove the Trustee;

             (ii) Consent to the adoption of this Plan by other Participating Employers;

             (iii)     Amend or terminate the Plan or Trust; and

             (iv)      Determine the amount of Employer contributions.

14.4 TERMINATION OF ADOPTION

     (a) Each Participating Employer may elect separately to withdraw from the Plan, but amendments may be made only by the Company. Any such withdrawal shall be expressed in an instrument in writing executed by the withdrawing Participating Employer on order of its Board of Directors and filed with the Company and the Trustee.

     (b) Upon withdrawal from the Plan by a Participating Employer, and subject to the provisions of ERISA, the Code, and other applicable law, the portion of the Fund attributable to the proportionate interests of the Participants affected by said termination of participation may, in the discretion of the Company:

             (i) Be retained in the Fund and benefits paid in accordance with the terms of the Plan in effect at the time the Participating Employer terminated its participation in the Plan;

             (ii) Be transferred (along with the liability for the payment of benefits) to another qualified retirement plan maintained by the Participating Employer terminating participation in the Plan; or

             (iii) Be dealt with in any other manner consistent with the provisions of ERISA, the Code, or other applicable law.

             In the event the portion of the Fund attributable to the proportionate interests of the Participants and Former Participants affected by the termination of participation of a Participating Employer is retained in the Fund, the Administrator may direct the Trustee to segregate such portion of the Fund.


                                  ARTICLE 15
                                  ----------
                       LIMITATIONS OF ANNUAL ADDITIONS
                       -------------------------------

15.1 GENERAL LIMITATIONS

     Notwithstanding anything provided herein to the contrary, the maximum annual addition, as defined in Section 15.4, credited to the Accounts of a Participant for any Plan Year shall not exceed the lesser of:

     (a) Twenty-five percent (25%) of the Participant's compensation as defined in Code Section 415(c)(3) for that Plan Year; or

     (b) Thirty thousand dollars ($30,000) (or, if greater, one fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)), provided that as of January 1 of each Plan Year, the dollar limitation as adjusted by the Commissioner of Internal Revenue for such Plan Year shall be substituted for the dollar amount specified in this Section 15.1(b).

15.2 EXCESS AMOUNT

     (a) Prior to the determination of a Participant's actual compensation for a Plan Year, the maximum annual addition for a Participant may be determined on the basis of a reasonable estimation of his/her compensation for a Plan Year with Contributions then appropriately limited.

     (b) If such additions exceed the maximum due to a reasonable error in estimating a Participant's annual Compensation or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justifiable, such excess Post-Tax Contributions and Income shall be returned to Employees pursuant to Section 5.2 (except that the Employer Match attributable to any such Post- Tax Contributions shall be deposited in a suspense account as described below). Should an excess remain (Pre-Tax Contributions, Employer Matched Contributions, Employer SDRP Contributions), a suspense account shall be established to hold such excess and such excess shall be allocated in the succeeding Plan Year (and subsequent Plan Years as necessary) as the Employer Matched Contribution and/or Employer SDRP Contribution for all Plan Participants.

15.3 AGGREGATION OF PLANS OF THE EMPLOYER

     (a) If the Employer is or becomes a member of a group of employers which constitute a controlled group of corporations (within the meaning of Code Section 414(b) as modified by Code Section 415(h)) or which constitute trades or businesses under common control (within the meaning of Code Section 414(c) as modified by Code
             Section 415(h)) or which constitute an affiliated service group (within the meaning of Code Section 414(m)), such group of employers shall be treated as one employer for purposes of this
             Article 15.

     (b) For purposes of applying the limitation of this Article 15, all defined benefit plans (whether or not terminated) of the Employer shall be treated as one defined benefit plan and all defined contribution plans (whether or not terminated) shall be treated as one defined contribution plan. However, multi-employer plans shall not be aggregated with multi-employer plans. If an Employer maintains both a plan which is not a multi-employer plan and a plan which is a multi-employer plan, the plan which is not a multi-employer plan shall be aggregated with the multi-employer plan only to the extent that the benefits provided under the multi-employer plan are provided by such Employer with respect to the Participant.

     (c) If an excess amount results from the aggregation of annual additions under this Plan and under any other defined contribution plan sponsored by the Employer:

             (i) The excess amount shall be attributable to the plan under which annual additions were last allocated; or

             (ii) If annual additions were allocated on a date under this Plan which coincides with an allocation date of the other defined contribution plan, the excess amount attributable to this Plan shall be a pro rata portion of the excess amount determined by the ratio of the annual additions that would have been allocated to the Participant under this Plan to the total annual additions that would have been allocated to the Participant under all such defined contribution plans (with the ratio being determined without regard to the limitations imposed by this Article 15).

     (d) Where a Participant is a Participant at any time in both a defined contribution plan and a defined benefit plan sponsored by the Employer, the sum of the defined benefit fraction and the defined contribution fraction for any Plan Year shall not exceed 1.0. If, at the close of the Plan Year, the limitation set forth in this
             Section 15.3(d) would be exceeded, the Participant's annual additions under the defined contribution plan(s) shall be reduced in accordance with the terms of the defined contribution plan(s) (after any benefits under the defined benefit plan(s) in excess of the limitations of Code Section 415 have been appropriately reduced) so that the defined contribution fraction is equal to the difference between 1.0 and the defined benefit fraction.

     (e) If the sum of the defined benefit fraction and the defined contribution fraction hereof would exceed 1.0 for Plan Year 1982, the numerator of the defined contribution fraction will be adjusted, in accordance with Regulations prescribed by the Commissioner of Internal Revenue, by subtracting an amount (not exceeding such numerator) so that the sum of the defined benefit fraction and the defined contribution fraction does not exceed
             1.0. This numerator, as adjusted herein, will be used for the calculation of the defined contribution fraction for Plan Years commencing on and after January 1, 1983.

15.4 DEFINITIONS

     For purposes of this Article 15:

     (a)     (i)       ANNUAL ADDITION means the sum of the following amounts
                       allocated on behalf of a Participant for a Plan Year:

                       (A)      Employer Matched Contributions;

                       (B)      Forfeitures;

                       (C)      Pre-Tax Contributions;

                       (D)      Post-Tax Contributions;

                       (E)      Employer SDRP Contributions;

                       (F)      Partnership Share Contribution, if applicable;
                                and

                       (G)      Anniversary Share Contributions, if applicable.

             (ii)      Annual additions shall not include:

                       (A) The forfeitures and/or Employer contributions which are used to restore a Participant's (or Beneficiary's) benefit under Section 8.4 hereof,

                       (B)      Loan repayments, or

                       (C)      Transfers of Funds from another qualified plan.

     (b)     COMPENSATION shall be as defined in Code Section 415(c)(3).

     (c) The DEFINED BENEFIT FRACTION for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit (determined as of the close of the Plan Year) under the defined benefit plan and the denominator of which is the lesser of:

             (i) The product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1) for such Plan Year; or

             (ii) The product of 1.4 multiplied by one hundred percent (100%) of the Participant's average compensation for the three consecutive calendar years in which he/she received the highest compensation while an Employee.

     (d)     DEFINED BENEFIT PLAN means a qualified plan as defined in Code
             Section 414(j).

     (e) The DEFINED CONTRIBUTION FRACTION for any Plan Year is a fraction, the numerator of which is the sum of annual additions to the Participant's Accounts under the Plan as of the close of such Plan Year and all prior Plan Years and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and each prior Year of Service:

             (i) The product of 1.25 multiplied by the dollar limits under Code Section 415(c)(1)(A) for such Plan Years; or

             (ii) The product of 1.4 multiplied by twenty-five percent (25%) of the Participant's compensation for such Plan Years.

     (f) DEFINED CONTRIBUTION PLAN means a qualified plan as defined in Code Section 414(i).

     (g) EXCESS AMOUNT means the excess of the Participant's annual addition for the Plan Year over the maximum annual addition permitted under this Article 15 for the Plan Year.

     (h)     MULTI-EMPLOYER PLAN means a multi-employer plan as defined in Code
             Section 414(f).

     (i) PROJECTED ANNUAL BENEFIT means an amount equal to the annual benefit to which the Participant would be entitled to receive under the terms of the defined benefit plan in which he/she is a participant assuming that the Participant continues participation until his/her normal retirement age, that his/her compensation continues at the same rate as in effect in the Plan Year in consideration until his/her normal retirement age is attained and that all relevant factors used to determine benefits under such plan remain constant. Projected annual benefit is a benefit expressed in the form of either a single life annuity or qualified joint and survivor annuity disregarding any ancillary benefits or benefits attributable to a rollover contribution.

15.5 TOP-HEAVY PLAN REQUIREMENTS

     (a) GENERAL RULE. For any Plan Year for which this Plan is a top-heavy plan as defined in Section 15.5(g) below, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the following provisions:

             (i)       The vesting provisions of Section 15.5(b) below:

             (ii) The minimum Contribution provisions of Section 15.5(c) below;

             (iii) The limitation on Compensation set by Section 15.5(c) below; and

             (iv) The limitation on Contributions set by Section 15.5(e) below.

     (b) VESTING PROVISIONS. Each Participant who has completed at least three Years of Service and has completed an Hour of Service during any Plan Year in which the Plan is a top-heavy plan shall have a nonforfeitable right to the benefit accrued under this Plan.

             Each Participant's nonforfeitable accrued benefit shall not be less than his/her nonforfeitable accrued benefit determined as of the last day of the last Plan Year in which the Plan was a top-heavy plan. If the Plan ceases to be top heavy, each Participant with three or more years of service, whether or not consecutive, shall have his/her nonforfeitable accrued benefit determined in accordance with this Article 15 and separately in accordance with the terms of Article 8, and such will be considered an amendment to the vesting schedule to be governed by
             Section 13.1(e).

     (c)     MINIMUM CONTRIBUTION PROVISIONS

             (i) Each Covered Employee who is a Non-key employee (as defined in Section 15.5(i) below) and who has not separated from service as of the last day of the Plan Year shall be entitled to have a contribution made on his/her behalf by the Employer of not less than the lesser of:

                       (A) Three percent (3%) (the "Minimum Contribution Percentage") of the Covered Employee's Compensation for such Plan Year, or

                       (B) The largest percentage of Compensation allocated to the Account of any Key Employee for such Plan Year. Such allocations shall include all Pre-Tax Contributions made pursuant to Section 4.1 of the Plan during such Plan Year.

             (ii) Where Section 15.5(c)(i) is found to apply after calculation of the amounts to be allocated has been made, Section 15.5(c)(i) shall be implemented by first reducing the Forfeitures to be allocated among the Accounts of Key Employees to the extent necessary; then by the Employer contributing an additional amount of current or accumulated profits to the extent necessary; and finally by reducing the contribution allocated to the Accounts of Key Employees and reallocating it to Non-key Employees to the extent necessary.

             (iii) For purposes of this Section 15.5, Compensation shall be as defined in Section 2.13 of the Plan; however, excluding any Pre-Tax Contributions made pursuant to
                       Section 4.1.

     (d) LIMITATION ON COMPENSATION. Compensation taken into account under this Section 15.5 and Eligible Compensation under Article 4 for purposes of computing contributions under this Plan shall not exceed the first two hundred thousand dollars ($200,000) for any Plan Year in which the Plan is deemed to be top heavy. Such amount shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his/her delegate pursuant to regulations for the calendar year in which such Plan Year commences.

     (e) LIMITATION ON CONTRIBUTIONS. In the event that the Employer also maintains a defined benefit plan providing benefits on behalf of Participants in this Plan, one of the two following provisions shall apply:

             (i) If, for the Plan Year, this Plan would not be a top-heavy plan as defined in Section 15.5(g) below if "ninety percent (90%)" were substituted for "sixty percent (60%)," then Section 15.5(c) shall apply for such Plan Year as if amended so that "four percent (4%)" were substituted for "three percent (3%)."

             (ii) If, for the Plan Year, this Plan would continue to be a top-heavy plan as defined in Section 15.5(g) below if "ninety percent (90%)" were substituted for "sixty percent (60%)," then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section
                       15.4 hereof for the limitation year ending in such Plan Year by substituting "1.0" for "1.25" in each place such figure appears, except with respect to any individual for whom there are no Employer contributions or accruals for such individual under the defined benefit plan.

     (f) COORDINATION WITH OTHER PLANS. In the event that the Employer maintains a top-heavy defined benefit plan under which contributions are provided on behalf of participants under this plan, the amount of contributions and forfeitures allocated hereunder to the account of each Non-key Employee also covered under the defined benefit plan shall be at least 5% of average annual compensation for years in the testing period.

             If the plan is subject to Section 15.5(e)(ii) but the employer does not substitute "1.0" for "1.25" as required by Section 15.5(e)(ii), the amount of contributions and forfeitures allocated hereunder to such participant shall be 7-1/2% of average annual compensation during the testing period.

     (g) TOP-HEAVY PLAN DEFINITION. This Plan shall be a top-heavy plan for any Plan Year if, as of the determination date (as defined in Section 15.5(g)(i) below), the present value aggregate of the Accounts under the Plan for Participants (including Former Participants) who are Key Employees (as defined in Section 15.5(h) below) exceeds sixty percent (60%) of the present value of the aggregate of the Accounts of all Employees or if this Plan is required to be in an aggregation group (as defined in Section 15.5(g)(iii) below) which for such Plan Year is a top-heavy group (as defined in Section 15.5(g)(iv) below).

             (i) DETERMINATION DATE means for any Plan Year the last day of the immediately preceding Plan Year (except that for the first Plan Year of this Plan the determination date means the last day of such Plan Year).

             (ii) The present value of the aggregate of the Accounts shall be the sum of the Account balances determined as of the most recent Valuation Date that is within the 12-month period ending on the determination date, and the adjustment for contributions due as of the determination date, and as described in the Regulations under the Code, as amended.

             (iii) AGGREGATION GROUP means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

                       (A) The group of plans that are required to be aggregated (the required aggregation group) includes:

                                (1)     Each plan of the Employer for a Plan
                                        Year containing the Determination Date
                                        or any of the four preceding years in
                                        which a Key Employee is a participant,
                                        including collectively bargained plans
                                        and terminated plans maintained at any
                                        time within the last five years ending
                                        on the applicable termination date; and

                                (2)     Each other plan of the Employer,
                                        including collectively bargained plans
                                        of the Employer, which enables a plan
                                        in which a Key Employee is a
                                        participant to meet the requirements of
                                        either Code Section 401(a)(4) or Code
                                        Section 410 prohibiting discrimination
                                        as to contributions or benefits in
                                        favor of Employees who are officers,
                                        shareholders, or the highly
                                        compensated, or prescribing the minimum
                                        participation standards.

                       (B) The group of plans that are permitted to be aggregated (the permissive aggregation group) includes the required aggregation group plus any plan that is not part of the required aggregation group that the Administrator certifies as constituting a plan within the permissive aggregation group. Such plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to meet the requirements of both Code Sections 401(a)(4) and 410.

             (iv) TOP-HEAVY GROUP means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the aggregation group exceeds sixty percent (60%) of the sum of the present value of the cumulative accrued benefits for all Employees, excluding former Key Employees under all such defined benefit plans plus the aggregate accounts for all Employees, excluding former Key Employees under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top-heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top heavy.

             (v) In determining whether this Plan constitutes a top-heavy plan, the Committee (or its agent) shall make the following adjustments in connection therewith:

                       (A) When more than one plan is aggregated, the Administrator shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

                       (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any Employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such Employee under the applicable plan during the five-year period ending on the determination date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. Such amounts shall include distributions to such Employees which represented the entire amount credited to their accounts under the applicable plan.

                       (C) Further, in making such determination, such present value or such account shall include any rollover contribution (or similar transfer) as follows:

                                (1)     If the rollover contribution (or
                                        similar transfer) is initiated by the
                                        Employee and made to or from a plan
                                        maintained by another Employer, the
                                        plan providing the distribution shall
                                        include such distribution in the
                                        present value or such account.

                                (2)     If the rollover contribution (or
                                        similar transfer) is not initiated by
                                        the Employee or made from a plan
                                        maintained by another Employer, the
                                        plan accepting the distribution shall
                                        include such distribution in the
                                        present value or such account. The plan
                                        making the distribution shall not
                                        include the distribution in the present
                                        value or such account.

                       (D) Further, in making such determination, in any case where an individual is a Non-key Employee, as defined in Section 15.5(i) below, with respect to an applicable plan, but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any account of such Employee shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he/she met the definition of Key Employee within any of the four preceding Plan Years, this provision shall apply following the end of such period of time.

                       (E) If any individual has not performed any services for any Employer maintaining the Plan at any time during the five-year period ending on the determination date, any accrued benefit and Account of such individual shall not be taken into account.

     (h) KEY EMPLOYEE means any Employee, former Employee or Beneficiary of an Employee or former Employee under this Plan who, at any time during the Plan Year of the determination date or during any of the four preceding Plan Years, is or was one of the following:

             (i) An officer of the Employer having an annual Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) for any such Plan Year. Whether an individual is an officer shall be determined by the Committee on the basis of all the facts and circumstances, such as an individual's authority, duties and terms of office, not on the mere fact that the individual has the title of an officer. For any such Plan Year, there shall be treated as officers no more than the lesser of:

                       (A)      Fifty (50) Employees; or

                       (B) Ten percent (10%) of the Employees or, if greater than ten percent (10%), three Employees.

                       For this purpose, the highest paid officers shall be selected and business organizations other than corporations shall be deemed to have no officers.

             (ii) One of the ten Employees having annual Compensation from the Employer of more than the limitation in affect under Code Section 415(c)(1)(A) and owning (or considered as owning, in accordance with applicable principles, such as Code Section 318 or a successor provision) the largest interests in the Employer. If two Employees have the same interest in the Employer, the Employee having the greater annual Compensation from the Employer shall be treated as having a larger interest. An Employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other Employees own a greater interest than that Employee.

                       However, an Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than the maximum dollar limitation on contributions and other annual additions to a Participant's Account in a defined contribution Plan under the Code, as amended, as in effect for the calendar year in which the determination date falls.

             (iii) Any person who owns (or is considered as owning, in accordance with applicable principles, such as Code
                       Section 318 or a successor provision) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the combined total voting power of all stock of the Employer.

             (iv) Any person who owns (or is considered as owning, in accordance with applicable principles, such as Code
                       Section 318 or a successor provision) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the combined total voting power of all stock of the Employer and receives annual Compensation from the Employer of more than one hundred and fifty thousand dollars ($150,000). For purposes of this subsection, Compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a Participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the Code.

     (i) NON-KEY EMPLOYEE means any Employee (and any Beneficiary of an Employee) who is not a Key Employee as defined in this Section 15.5.

     (j) COLLECTIVE BARGAINING RULES. The provisions of Sections 15.5(b), 15.5(c) and 15.5(d) do not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement unless retirement benefits were the subject of good faith bargaining.


                                  ARTICLE 16
                                  ----------
                         INVESTMENT OF CONTRIBUTIONS
                         ---------------------------

16.1 INVESTMENT FUNDS

     The Trustee shall establish and maintain the Company Stock Fund and such other Investment Funds as are specified from time to time by the Company. In this regard, the Company may choose to offer as Investment Funds any investment vehicles, including: (i) securities issued by investment companies advised by affiliates of the Trustee, (ii) guaranteed investment contracts chosen by the Trustee, and (iii) collective investment trusts maintained by the Trustee for qualified plans. Each such Investment Fund shall be held and administered by the Trustee as a separate, common fund within the Trust Fund. The interest of each Participant or Former Participant under the Plan in any such Investment Fund shall be an undivided interest. Any dividends, interest, or other income received by the Trustee in respect of any Investment Fund shall be reinvested by the Trustee in that Investment Fund.

16.2 ADMINISTRATION OF COMPANY STOCK FUND

     Stock to be held in the Company Stock Fund shall be purchased at fair market value on the open market or from the Company through the issuance of authorized but previously unissued shares at the option of the Company. Such Stock may also be obtained through the exercise of stock rights. The Trustee shall vote the shares of Stock allocated to the Accounts of each Participant or Former Participant in accordance with such Participant's or Former Participant's written instructions. If a Participant's or Former Participant's voting instructions are not received by the Trustee by the tenth day prior to any meeting of shareholders of the Company, the Trustee shall vote the shares of stock allocated to such Participant's or Former Participant's Accounts in the same proportion as those shares for which voting instructions are received by the Trustee.

     The Trustee shall vote the shares of Stock held in the Company Stock Fund which have not been allocated to Participants' or Former Participants' Accounts as of the record date of any meeting of shareholders of the Company in the same proportion as those allocated shares for which voting instructions are received by the Trustee.

16.3 DEPOSIT OF CONTRIBUTIONS

     All Employer Matched Contributions, Partnership Shares, Anniversary Shares, and contributions to Former PAYSOP Account shall be invested by the Trustee in the Company Stock Fund at all times. All Pre-Tax Contributions, Post-Tax Contributions, Employer SDRP Contributions and Qualified Plan Rollover Contributions and contributions to the Former Employer Supplemental Contribution Account made hereunder in respect of a Participant shall be invested by the Trustee in such Investment Funds as the Administrator shall direct based on the Participant's investment election made in accordance with Section 16.4 (or, in the case of a Participant who fails to make such an investment election, in an Investment Fund consisting of guaranteed investment contracts) and shall be credited to the Participant's Accounts in accordance with Article 6.

16.4 INVESTMENT ELECTIONS OF PARTICIPANTS

     Each Participant shall make an investment election in the manner prescribed by the Administrator, directing the manner in which his Pre-Tax Contributions, Post-Tax Contributions, Employer SDRP Contributions, Qualified Plan Rollover Contributions and contributions to the Former Employer Supplemental Contribution Account shall be invested by the Trustee. Such investment election shall specify that such Pre- Tax Contributions, Post Tax Contributions, Employer SDRP Contributions, Qualified Plan Rollover Contributions and contributions to the Former Employer Supplemental Contribution Account shall be deposited in one or more of the Investment Funds in percentages that are each an integral multiple of 10% and that in the aggregate equal 100%. Each Participant's investment election shall remain in effect until he changes it in accordance with such procedures and limitations as are prescribed by the Administrator. Each investment election change made by a Participant pursuant to this Section 16.4 shall apply only to Pre-Tax Contributions, Post-Tax Contributions, Employer SDRP Contributions, Qualified Plan Rollover Contributions and contributions to the Former Employer Supplemental Contribution Account received by the Trustee after the change is made. Pre-Tax Contributions, Post-Tax Contributions, Employer SDRP Contributions, Qualified Plan Rollover Contributions and contributions to the Former Employer Supplemental Contribution Account deposited in an Investment Fund pursuant to this Section 16.4 may be transferred to another Investment Fund only in accordance with Section 16.5.

16.5 ELECTION TO TRANSFER INTEREST BETWEEN INVESTMENT FUNDS

     Subject to the first sentence of Section 16.3, a Participant who has an interest in any Investment Fund may elect to transfer all or a portion of such interest to any of the other Investment Funds in accordance with such procedures and limitations as are prescribed by the Administrator.

16.6 OTHER PROVISIONS CONCERNING INVESTMENT ELECTIONS AND TRANSFERS

     The procedures and limitations prescribed by the Administrator pursuant to Sections 16.4 and 16.5 may include, without limitation, provisions which
     (i) limit transfers to specified dollar amounts or percentages (ii) limit to not less than four the number of transfers that each Participant may make each Plan Year (iii) limit to not less than four the number of investment election changes that each Participant may make each Plan Year
     (iv) limit the dates as of which transfers and investment election changes may become effective and (v) impose waiting periods or other restrictions in connection with multiple transfers in and out of the same Investment Fund. All such procedures and limitations shall apply uniformly to similarly situated Participants. Each investment election and investment election change made in accordance with this Article 16 and with the procedures and limitations established by the Administrator shall be given effect as soon as practicable following the date the investment election or investment election change is received by the Administrator. Each transfer request made in accordance with this Article 16 and with the procedures and limitations established by the Administrator shall be given effect within one week following the Administrator's receipt of the request.

16.7 FORMER PAYSOP ACCOUNTS

     Notwithstanding the first sentence of Section 16.3, a Participant who has held a Former PAYSOP Account for at least ten (10) years and who has attained age 55, may, during the first quarter of any subsequent Plan Year elect to transfer all or any portion of the balance of his Former PAYSOP Account from the Company Stock Fund to any of the other Investment Funds.


                                  ARTICLE 17
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

17.1 HEADINGS

     The headings of the Plan have been inserted for convenience of reference only and are not to be deemed controlling in any constructions of the provisions herein (other than with respect to defined terms).

17.2 PLAN NOT CONTRACT OF EMPLOYMENT

     The existence of the Plan shall not create or change any contract of Employment between the Employer and its Employees, whether Participants or Former Participants hereunder or not. The right of the Employer to take corrective, disciplinary or other action with respect to its Employees, including terminating their respective Employment at any time for any reason, shall not be affected by any provision of this Plan, and the Employer will not be deemed responsible to provide continuing Employment for any reason, at any time solely by reason of this Plan.

17.3 VESTED RIGHTS

     No person shall have any vested rights under the Plan except to the extent that such rights may accrue to him/her as provided under the Plan. Furthermore, any person with vested rights under the Plan shall look solely to the Plan and the assets thereunder for satisfaction of such vested rights.

17.4 SEVERABILITY

     If any provision of the Plan shall be invalid, such provision shall be fully severable, and the remainder of the Plan and the application thereof shall not be affected thereby.

17.5  GENERAL UNDERTAKING

      All parties to this Plan and any persons claiming any interest whatsoever hereunder shall perform all and any acts that may be necessary for carrying out its terms. This Plan and the acts and decisions of the parties hereto, shall be binding upon the heirs, executors, administrators, successors, and assignees of any party hereto or any persons claiming any benefit hereunder.

17.6  ACTION BY COMPANY

      Whenever, under the terms of the Plan or Trust Agreement, the Company is required or permitted to take action, such action may be taken, unless otherwise provided by the Plan or Trust Agreement or by action of the Board, by any officer of the Company.

17.7  NO RESPONSIBILITY FOR ACTS OF AN INSURER

      Neither the Employer, the Company, the Administrator nor the Trustee shall be responsible for any action or inaction of an insurer, nor shall they be required to institute legal action in connection with the same.

17.8  SPENDTHRIFT

      Benefits and interests under this Plan shall not be anticipated, assigned (in law or in equity), alienated, subjected to attachment, garnishment, levy, execution, or other legal or equitable process, or be otherwise subject to the claim of creditors, except under the terms of a Qualified Domestic Relations Order.

17.9  NUMBER AND GENDER

      Any use of the singular shall be interpreted to include the plural and the plural the singular. Any use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine and neuter, as the context shall require.

17.10 GOVERNING LAW

      To the extent not preempted by Federal law, the provisions of the Plan shall be construed, regulated and administered under the laws of the State of Ohio.

17.11 MERGER, CONSOLIDATION. AND TRANSFER OF ASSETS

      Before this Plan can be merged or consolidated with any other plan, or its assets or liabilities transferred to another plan, each Participant in the Plan must be entitled to receive a benefit immediately after the merger, transfer or consolidation (as if the Plan had then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation or transfer (as if the Plan had then terminated).

17.12 RECEIPT OF ASSETS FROM QUALIFIED PLANS

      An Employee (whether or not otherwise a Participant) may make a rollover contribution to the Plan at any time consisting of a "Qualified Plan Rollover Contribution" or an "Individual Retirement Account Rollover Contribution" (each defined below).

      Any rollover contribution shall be held in the Participant's Pre-Tax Contribution Account, shall be invested in accordance with the direction of the Participant pursuant to Article 16 and shall be distributed as provided in Articles 7 and 9.

      "Qualified Plan Rollover Contribution" means an "eligible rollover distribution" within the meaning of Section 402(c)(4) of the Code. The Employee may transfer any portion of the cash he receives in such distribution ( or the cash proceeds of the sale of other property received in such distribution) to the trust under this Plan provided that the Administrator receives such amounts from the Employee on or before the 45th day after the day on which he received the property distributed. The maximum amount which may be transferred shall not exceed the fair market value of all the property received in the distribution reduced by (a) the sum of (i) the amount of the Employee's own contributions under such Plan and (ii) any other amounts considered as contributed by him (determined b applying Section 72(f) of the Code) less (b) any amounts previously distributed to him from such other plan and not includable in his gross income. The amount so transferred must consist of cash distributed from such other plan or any portion of the cash proceeds from the sale of distributed property other than case, to the extent permitted by Section 402(c) of the Code.

      "Individual Retirement Account Rollover Contribution" means the entire amount received by an Employee from an individual retirement account representing the entire amount in the account (the "qualifying amount") if no part of the amount in the account is attributable to any source other than a rollover contribution from (i) an employee's trust described in Section 401(a) of the Code, which is exempt from tax under Section 501(a) of the Code, or (ii) a qualified annuity plan meeting the requirements of Section 403(a) and any earnings on such sums. An Individual Retirement Account Rollover Contribution will be accepted only if the entire qualifying amount was received by the Employee in cash and only such cash amount is included in the Individual Retirement Account Rollover Contribution.

17.13 INTERPRETATION OF PLAN

      It is the intent of the Company that this Plan shall qualify under Code
      Section 401(a) and Code Section 501 and meet all applicable requirements of ERISA. Accordingly, the Plan and Trust Agreement shall be construed and interpreted in such manner as to give effect to this intent and shall be administered at all times and in all respects in a nondiscriminatory manner.

17.14 SATISFACTION OF CLAIMS

      Any payment to any Participant, Former Participant or Beneficiary in accordance with the terms of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder, whether they be against the Employer, the Company, the Administrator, or the Trustee, any of whom may require the Participant, Former Participant or Beneficiary (or legal representative), as a condition precedent to such payment to execute a release and receipt therefor.

17.15 SERVICE OF PROCESS

      The Administrator shall be the designated agent of the Plan for the service of process in connection with all matters affecting the Plan.

17.16 WARRANTIES

      Neither the Company, any Employer, the Administrator, nor the Trustee warrant against any loss or diminution in the value of Accounts.

17.17 LEASED EMPLOYEES

      Notwithstanding anything herein to the contrary, any person who, with respect to any Employer or Affiliated Company, is a "leased employee", as defined in Section 414(n)(2) of the Code (other than a leased employee excludable pursuant to Section 414(n)(5) of the Code) shall be treated as an Employee for all Plan purposes except eligibility to participate, entitlement to Contributions and Employer Matched Contributions, and crediting of Service. However, if any such leased employee becomes an Employee, he shall be credited with Service for all periods that he was, with respect to any Employer or Affiliated Company, a leased employee, in accordance with and subject to the provisions and limitations of Article 11 of the Plan, as if he had been an Employee during such periods.

17.18 DIRECT ROLLOVER DISTRIBUTIONS

      (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      (c) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

      (d) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

      (e) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

17.19 PLAN ADDENDA

      The Addendum attached hereto entitled "Addendum to The Progressive Retirement Security Program (formerly known as The Progressive Corporation Long-Term Savings Plan) ("Plan") Re: Former Participants Under The Progressive Corporation Supplemental Retirement Plan" is hereby incorporated herein by reference and made a part hereof.


IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers as of this 25th day of May, 1994.

                        THE PROGRESSIVE CORPORATION
                            /s/ David M. Schneider
                        By____________________________________________________

                                 Secretary
                        Title:________________________________________________

                FIRST AMENDMENT TO THE PROGRESSIVE RETIREMENT
                               SECURITY PROGRAM
                       (1994 AMENDMENT AND RESTATEMENT)


 WHEREAS, The Progressive Retirement Security Program is currently maintained pursuant to a 1994 Amendment and Restatement ("Plan"); and

 WHEREAS,  it is deemed desirable to amend the Plan further;

 NOW THEREFORE, the Plan is hereby amended in the respects hereinafter set forth. Except as otherwise indicated, all such amendments shall be effective as of July 1, 1994.

1. Section 8.3 of the Plan is hereby amended and restated in its entirety to provide as follows:

    "8.3  FORFEITURES

       If a Former Participant who terminated Employment for reasons other than Retirement, Disability or death does not return to Employment during the Plan Year in which his/her Termination of Employment occurs, or if he/she dies after his/her Termination of Employment during that Plan Year, then the following provisions shall apply to the non-vested portion of his/her Employer Matched Contribution Account, Employer SDRP Contribution Account and Former Employer Supplemental Contribution
       Account:

       a) If he/she is 0% vested in his/her Employer SDRP Contribution Account and/or his/her Former Employer Supplemental Contribution Account, he/she shall be deemed to have received a distribution of $0.00 Dollars from such Employer SDRP Contribution Account, and/or Former Employer Supplemental Contribution Account, as the case may be, and the balance of such Account(s) shall be provisionally forfeited and such forfeiture shall be applied in accordance with
            Section 6.13 hereof.

       b) If he/she is less than 100% vested in his/her Employer Matched Contribution Account, the non-vested portion of such Account shall be provisionally forfeited and such forfeiture shall be applied in accordance with Section 6.13 hereof as of the earlier of (i) the date he/she receives a distribution of the vested portion of such Account, (ii) the fifth anniversary of the date of his/her Termination of Employment or (iii) the date he/she dies."

2. The second sentence of Section 13.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "In the event of the termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the balance of each affected Participant's Accounts shall be nonforfeitable."

3. Section 2.56 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "SERVICE, HOUR OF SERVICE and YEAR OF SERVICE for purposes of this Plan are defined in Article 10 hereof, except that, for purposes of
            Article 3 Year of Service shall mean any 12 consecutive month period beginning on the date an Employee first performs on Hour of Service (or any anniversary thereof) during which the Employee completes at least 1,000 Hours of Service."

4. Section 11.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

            "HOUR OF SERVICE shall mean each hour credited to an Employee in accordance with the following provisions:

                 (a) An Employee shall be credited with one Hour of Service for each hour for which such Employee is paid, or entitled to payment, by an Employer for the performance of duties during the applicable computation period, with such Hours of Service being credited for the Plan Year in which the duties were performed.

                 (b) An Employee shall be credited with an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer for the performance of services during a Plan Year, with such Hours of Service being credited for the Plan Year or Plan Years to which the award or agreement pertains (rather than the Plan Year or Plan Years in which the award, agreement, or payment is made).

                 (c) An Employee also shall be credited with one Hour of Service for each hour for which he is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence but excluding payments for reimbursement for medical or medically related expenses and payments under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation and disability insurance laws; provided, however, that not more than 501 Hours of Service shall be credited to an Employee under this paragraph (c), on account of any single continuous period during which the Employee performs no duties for an Employer (whether or not such period occurs in a single computation period). A payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums. Such Hours of Service shall be credited for the Plan Year or, on a ratable basis, for the Plan Years with respect to which the payments are made."

5.  The following is hereby added at the end of Section 15.5(c)(i) of the Plan:

            "The contribution required by this Section 15.5(c)(i) shall be made regardless of the Non-key employee's level of compensation or whether he/she has earned credit for a 1,000 Hours of Service in the Plan Year."

6.  The following is hereby added at the end of Section 2.13 of the Plan:

            "In applying the rules of Section 414(q)(6) of the Code, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year."

7. Section 6.3 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "The value of an Account on any date shall be its value determined on the coinciding or immediately preceding Valuation Date plus any contributions and other amounts subsequently credited thereto, and less any distributions and other amounts subsequently charged thereto."

8. Section 6.5(a)(i) is hereby amended and restated in its entirety to provide as follows:

            "The value of the portion of each such Account that is, and has been continuously, invested in such Investment Fund as of the immediately preceding Valuation Date; to"

9. Section 9.2(h) of the Plan is hereby amended and restated in its entirety to provide as follows:

            "Notwithstanding anything provided in this Section 9.2 to the contrary, if the lump sum value of a Participant's Accounts does not exceed Three Thousand Five Hundred Dollars ($3,500), as determined annually by the Administrator, the Administrator, shall direct that the lump sum value of such Accounts be paid in total, in cash (unless the Employee elects Company Stock from his/her Former PAYSOP Account or Company Stock Fund pursuant to Section 9.4), as soon as administratively feasible following the Participant's Termination of Employment, whether or not application for payment has been made in accordance with Section 9.1. Distribution will not be made without the Participant's consent if the lump sum value of the Participant's Accounts is $3,500 or more at the time of proposed distribution or at the time of any prior distribution. Such Three Thousand Five Hundred Dollar ($3,500) amount shall be automatically adjusted in subsequent years in accordance with regulations under the Code."

10. Section 9.4 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "The value of the Accounts to be distributed to a Participant, Former Participant or Beneficiary shall be determined as of the earliest Valuation Date that is at least seven (7) days after receipt of a written request for such distribution."

11. The following is hereby added to the Plan as new Section 5.3:

            5.3  PROCEDURE IF MULTIPLE USE LIMITATION IS EXCEEDED

                 (i) If it is determined subsequent to the performance of the tests in Sections 5.1 and 5.2 and subsequent to the end of the Plan Year, that there has been an impermissible multiple use of the alternative limitations set forth in Sections 5.1(b)(ii) and 5.2(c)(ii), the Contribution Deferral Percentage for each Highly Compensated Employee must be reduced in the same manner as set forth in
                      Section 5.2(d) so that there is no multiple use of the alternative limitation. The required reduction shall be treated as an Excess Aggregate Contribution, in the same manner as set forth in Section 5.2(d)(ii).

                (ii) If the reduction in (i) above is not sufficient, then the Actual Deferral Percentage for each Highly Compensated Employee must be reduced in the same manner as set forth in Section 5.1(c) so that there is no multiple use of the alternative limitation. The required reduction shall be treated as an Excess ADP Contribution, in the same manner as set forth in Section 5.1(c)(ii).


12. Effective November 1, 1994, Section 3.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

            "Each Covered Employee shall be eligible to become an LTSP Participant in the Plan (pursuant to Section 3.2), after the later of (i) thirty (30) calendar days from his/her date of employment or (ii) the date he/she becomes a Covered Employee."

13. Effective November 1, 1994, Clause (ii) of Section 2.16 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "(ii) those Employees classified by the Employer as temporary under its personnel policies and procedures, and".

14. Effective November 1, 1994, the following is hereby added at the end of
    Section 2.16 of the Plan:

            "Notwithstanding the provisions of clause (ii) above, an Employee who has been classified by the Employer as temporary under its personnel policies and procedures and who performs at least one thousand (1,000) Hours of Service during any twelve (12) consecutive month period beginning on his/her date of hire (or any anniversary thereof) shall be considered a Covered Employee effective as of the first day following such twelve (12) consecutive month period."

15. The following is hereby added at the end of Section 15.4(c) of the Plan:

            "Notwithstanding the above, if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all limitation years beginning before January 1, 1987."

16. The first sentence of Section 17.17 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "Notwithstanding anything herein to the contrary, any person who, with respect to any Employer or Affiliated Company, is a leased employee shall be treated as an Employee for all Plan purposes, except eligibility to participate, entitlement to Contributions and Employer Matched Contributions and Crediting of Service. For purposes of the preceding sentence, "leased employee" means any person who provides services to a recipient, but who is not an employee of the recipient, if (i) such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization") (ii) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one (1) year and (iii) such services are of a type historically performed, in the business field of the recipient, by employees, excluding, however, any such person who
            (i) is covered by a plan which is maintained by the leasing organization and which 1) is a money purchase pension plan with a non-integrated employer contribution rate for each participant of at least 10% of compensation 2) is a plan that provides full and immediate vesting and 3), is a plan that permits each employee of the leasing organization (other than employees who perform substantially all of their services for the leasing organization) to immediately participate in such plan and (ii) performs services for a recipient as to which leased employees (determined without regard to the preceding provisions) do not constitute more than 20% of the recipient's non-highly compensated work force.

17. The following is hereby added to the Plan as new section 9.2(j):

            "All distributions under the Plan with comply with code Section 401(a)(9) and the regulations thereunder."

18. Section 2.12 of the Plan is hereby amended and restated in its entirety to provide as follows:

            "COMPANY STOCK FUND shall mean an Investment Fund consisting principally of Stock."

19. Except as expressly set forth in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.

IN WITNESS WHEREOF, The Progressive Corporation has hereunto caused this Amendment to be executed by its duly authorized representative, effective as of the date set forth above.


         THE PROGRESSIVE CORPORATION
              /s/ David M. Schneider
         By:____________________________________________________________
                 Secretary
         Title:_________________________________________________________

                SECOND AMENDMENT TO THE PROGRESSIVE RETIREMENT
                               SECURITY PROGRAM
                       (1994 AMENDMENT AND RESTATEMENT)


 WHEREAS, The Progressive Retirement Security Program is currently maintained pursuant to a 1994 Amendment and Restatement and the First Amendment thereto ("Plan"); and

 WHEREAS,  it is deemed desirable to amend the Plan further;

 NOW THEREFORE, effective April 1, 1995, the Plan is hereby amended in the respects hereinafter set forth.

1. Section 2.36(c) of the Plan is hereby amended and restated in its entirety to provide as follows:

   "(c) Payment of tuition, related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Participant or his/her Spouse or dependents."

2. Except as expressly set forth in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.


IN WITNESS WHEREOF, The Progressive Corporation has hereunto caused this Amendment to be executed by its duly authorized representative, effective as of the date set forth above.


         THE PROGRESSIVE CORPORATION
              /s/ David M. Schneider
         By:________________________________________________________________
                Secretary
         Title:_____________________________________________________________

                THIRD AMENDMENT TO THE PROGRESSIVE RETIREMENT
                               SECURITY PROGRAM
                       (1994 AMENDMENT AND RESTATEMENT)


  WHEREAS, The Progressive Retirement Security Program is currently maintained pursuant to a 1994 Amendment and Restatement and the First and Second Amendments thereto ("Plan"); and

  WHEREAS,  it is deemed desirable to amend the Plan further;

  NOW THEREFORE, effective June 1, 1995, the Plan is hereby amended in the respects hereinafter set forth.

1. The following is hereby added to the Plan as new Section 17.20:

            "17.20 ADJUSTMENT. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock available for issuance under the Plan, as may be approved by the Company, in its sole discretion."

2. Except as expressly set forth in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.


IN WITNESS WHEREOF, The Progressive Corporation has hereunto caused this Amendment to be executed by its duly authorized representative, effective as of the date set forth above.


          THE PROGRESSIVE CORPORATION
              /s/ David M. Schneider
          By:______________________________________________________________
                  Secretary
          Title:___________________________________________________________